Registration No. 333-20177

Investment Company Act No. 811-08021

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

Pre-Effective Amendment No. ___                         [   ]

Post-Effective Amendment No. 48                        [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 52                                      [X]

AZZAD FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

3141 Fairview Park Drive, Suite 355

Falls Church, VA 22042

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (703) 207-7005

Bashar Qasem

3141 Fairview Park Drive

Suite 355

Falls Church, VA 22042

(Name and Address of Agent for Service)

with copies to:

Thompson Hine LLP

Cassandra W. Borchers

312 Walnut Street

20th Floor

Cincinnati, OH 45202

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately  upon filing pursuant to paragraph (b)

[X] on November 1, 2023 pursuant to paragraph(b)

[  ] 60 days after filing pursuant to paragraph (a)(1)

[  ]  on (date) pursuant to paragraph (a)(1)

[  ]  75 days after filing pursuant to paragraph (a)(2)

[  ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

Azzad Ethical Fund (ADJEX)

Azzad Wise Capital Fund (WISEX)

PROSPECTUS

November 1, 2023

If you have any questions about any part of the prospectus or wish to obtain additional information about the Azzad Funds, please call 888.862.9923 or visit https://azzadasset.com/azzad-funds/.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Azzad Funds c/o Mutual Shareholder Services

8000 Town Center Drive, Suite 400 Broadview Heights, OH 44147

{This Page is Left Intentionally Blank}

Table of Contents

Azzad Ethical Fund Summary (ADJEX)	5
Investment Objective	5
Fees and Expenses of the Fund	5
Portfolio Turnover	6
Principal Investment Strategy	6
Ethical Investment Restrictions	7
Principal risks of investing in the Ethical Fund	7
Performance	9
Investment Adviser	10
Investment Sub-Adviser	10
Portfolio Managers	10
Buying and Selling Shares	11
Tax Information	11
Payments to broker-dealers and other financial intermediaries	11
Azzad Wise Capital Fund Summary (WISEX)	12
Investment Objective	12
Fees and Expenses of the Fund	12
Portfolio Turnover	13
Principal Investment Strategy	13
Ethical Investment Restrictions	15
Principal risks of investing in the Wise Fund	15
Performance	19
Investment Adviser	20
Investment Sub-Adviser	20
Portfolio Managers	20
Buying and Selling Shares	21
Tax Information	21
Payments to Broker-dealers and Other Financial Intermediaries	21
Additional Information About the Funds' Principal Investment
Strategies and Related Risks	22
Investment Objectives of the Azzad Ethical Fund	22
Principal Investment Strategy of the Azzad Ethical Fund	22
Investment Objectives of the Azzad Wise Capital Fund	23
Principal Investment Strategy of the Azzad Wise Capital Fund	23
Ethical Investment Restrictions	26
Principal Risks of Investing in the Funds	26
Portfolio Holdings Disclosure Policies	33
Temporary Defensive Positions	33
Management, Organization & Capital Structure	33
The Investment Adviser	33
The Sub-Adviser to the Azzad Ethical Fund	34

Portfolio Managers	35
The Sub-Adviser to the Azzad Wise Capital Fund	35
Portfolio Managers	36
Distribution Plan	37
Custodian, Transfer & Dividend Disbursing Agents	38
Organization	38
At What Price Are Shares Sold?	38
How Your Share Price (NAV) is Determined?	39
Shareholder Guide	40
How to Purchase Your Shares	40
How to Sell Your Shares	43
Market Timing	45
Taxes, Dividend and Distribution	46
Shareholder Services	48
Reporting to Third Party Information Providers	49
Financial Highlights	50
Financial Highlights (Azzad Ethical Fund)	50
Financial Highlights (Azzad Wise Capital Fund)	51
Account Types	52
Privacy Policy Notice	54
Additional Information	55

Azzad Ethical Fund Summary (ADJEX)

Investment objective

Azzad Ethical Fund’s investment objective is to provide shareholders with long-term total returns using means that are consistent with the Adviser’s ethical principles.

Fees and expenses of the Ethical Fund

The table below describes fees and expenses that you may pay if you buy, hold and sell shares of the Azzad Ethical Fund (the “Ethical Fund”).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.80%
Distribution and/or Service (12b-1) fees	0.15%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.14%
Fee Waiver/Expense Reimbursement (1)	(0.15)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.99%

(1)	The Adviser has agreed to contractually waive all or a portion of its fees and/or reimburse the Ethical Fund for certain operating expenses, to the extent necessary to limit the Ethical Fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Ethical Fund invests; and litigation and other extraordinary expenses) to 0.99% of average daily net assets through December 1, 2029. These fee waivers and expense reimbursements are subject to possible recoupment from the Ethical Fund within three years from the time the fees were waived or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Ethical Fund’s Board of Trustees (the “Board”).

Example:

This example is intended to help you compare the cost of investing in the Ethical Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Ethical Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Ethical Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$101	$347	$613	$1,373

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Portfolio turnover

The Ethical Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Ethical Fund’s performance. During the most recent fiscal year, the Ethical Fund’s portfolio turnover rate was 27.88% of the average value of its portfolio.

Principal investment strategy

The Ethical Fund seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that the Adviser believes are high quality and/or exhibit above-average growth potential, which, for the purposes of this Ethical Fund, typically are companies with market capitalizations similar to those issuers included in the Russell Midcap® Growth Index (the “Index”) over the last 13 months at the time of purchase. As of September 30, 2023, the market capitalizations of companies in the Russell MidCap® Growth Index ranged from approximately $310 million to $53 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the fund invests may change. Under normal market conditions, the Ethical Fund will invest at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in securities meeting the Ethical Fund’s ethical investment criteria.

The Ethical Fund seeks total return, which includes income from dividends and capital appreciation of portfolio securities held by the Ethical Fund.

Delaware Investments Fund Advisers (“DIFA”) assists the Adviser in the management of the Ethical Fund by providing an investment model for the Adviser to use in managing the Ethical Fund’s investments. In addition, DIFA recommends which securities should be purchased, retained, or sold by the Ethical Fund, in accordance with the model. The Adviser retains sole discretion as to the timing and implementation of DIFA’s recommendations. The Adviser will screen DIFA’s model for companies that comply with the Ethical Fund’s ethical investment restrictions. From the screened model, the Adviser will decide which securities to purchase for the Ethical Fund. The Adviser may also choose to replace investments that do not pass its ethical investment restrictions with suitable replacements.

In selecting securities for its model, DIFA primarily emphasizes a bottom-up (researching individual issuers) approach and focuses on companies it believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations, and sound capital structures. DIFA may look at various factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Part of DIFA’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

Generally, in determining whether to remove a position from the investment model, DIFA considers many factors, including what it believes to be excessive valuation given company

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growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, unexpected and poorly explained management changes, and to take advantage of what it believes are more attractive investment opportunities.

The Adviser will sell a security if it falls out of compliance with the Ethical Fund’s ethical investment restrictions. The Adviser may also sell securities for a variety of reasons, such as when it is sold from DIFA’s model to secure gains, limit losses, raise cash, or redeploy assets into opportunities believed to be more promising, among others.

If the Adviser’s strategies do not work as intended, the Ethical Fund may not achieve its objective.

To take advantage of market inefficiencies, the Ethical Fund may be actively traded. During these periods, the Ethical Fund may have a higher turnover rate.

Ethical Investment Restrictions

The Ethical Fund does not invest in corporations that derive substantial revenue (defined as more than 5% of total revenue) from alcohol, tobacco, pornography, pork, gambling, hydraulic fracturing, private prisons, or weapons industries as determined by the Adviser.

The Ethical Fund will not invest in securities or other instruments that derive revenue from the receipt of interest from lending arrangements, preferred stocks and convertible securities or other instruments that pay interest from lending, or from the receipt of gains from futures contracts, trading debt or trades that involve exchanging the same kind of monetary instruments (such as the same type of currency).

Principal risks of investing in the Ethical Fund

Although the Adviser makes every effort to achieve the Ethical Fund’s objective, the Adviser cannot guarantee it will attain that objective. You could lose money by investing in the Ethical Fund. The principal risks include:

❖	Medium-capitalization stocks held by the Ethical Fund could fall out of favor and returns would subsequently trail returns from the overall stock market. The performance of such stocks also could be more volatile than large-capitalization stocks. Medium-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

❖	Growth stocks can react differently to issuer, political, market, and economic developments than the market, and other types of stocks. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

❖	Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Ethical Fund invests primarily in securities issued by mid-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by large companies. Medium-sized companies typically have less seasoned management, narrower product lines, and less capital reserves and liquidity than larger companies.
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❖	The stock market may fall in value, causing prices of stocks held by the Ethical Fund to fall. Stock prices fluctuate based on changes to a company’s financial condition, on overall market and economic conditions and on investors’ perception of a company’s soundness. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.

❖	At times, the Ethical Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Ethical Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

❖	Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

❖	The Ethical Fund’s ethical investment restrictions do not allow investing in certain businesses, and there are broad limitations upon the types of securities or other instruments in which the Ethical Fund may invest, as well as upon commonly used investment techniques. As a result, the Ethical Fund will not be able to participate in strong performance from those businesses and may not be able to earn income comparable to other funds from non-invested assets.

❖	The Ethical Fund is subject to management risk because it is an actively managed portfolio. The Adviser’s management practices, and investment strategies might not produce the desired results. The Adviser may be incorrect in its assessment of a stock’s appreciation or depreciation potential.

❖	The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Markets that the Ethical Fund invests can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, natural disasters, pandemics, epidemics, terrorism, governmental actions, and other conditions. As a result, the Ethical Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.
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You should consider investing in the Ethical Fund if you are looking for long-term total return and are willing to accept the associated risks.

Performance

The following bar chart and table provides some indication of the risks of investing in the Ethical Fund by showing changes in the Ethical Fund’s performance from year to year and by showing how the Ethical Fund’s average annual returns for a calendar 1-year, 5-year and 10-year period compare with those of a broad measure of market performance. To obtain updated performance information, please call 888-350-3369. The Ethical Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Annual Total Returns for the Years Ended December 31

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
36.36%
6.42%
-5.84%
2.48%
23.22%
-3.28%
30.01%
30.42%
17.78%
-27.82%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

For the period 01-01-2023 through 09-29-2023 the total return for the Ethical Fund was 9.27%

Best Quarter:      6-30-2020      28.57%

Worst Quarter:   6-30-2022    -20.38%

The Ethical Fund’s inception date was December 22, 2000

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Average Annual Total Returns

(For the periods ended December 31, 2022)

	1 Year	5 Years	10 Years
Return Before Taxes	-27.82%	6.87%	9.17%
Return After Taxes on Distributions	-27.83%	5.28%	7.43%
Return After Taxes on Distributions and Sale of Ethical Fund Shares	-16.46%	5.37%	7.20%
Russell MidCap® Growth Index (reflects no deduction for fees, expenses or taxes)	-26.72%	7.64%	11.41%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if your Ethical Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts (IRAs) or 401(k) plans.

Investment Adviser

Azzad Asset Management, Inc. is the investment adviser to the Ethical Fund.

Investment Sub-Adviser

Delaware Investments Fund Advisers (“DIFA”) is the investment sub-adviser to the Ethical Fund.

Portfolio Managers

Jamal Elbarmil

Vice President of Azzad Asset Management, Inc.

Portfolio manager of the Ethical Fund since March 2020

Kimberly A. Scott

Senior Vice President of DIFA

Portfolio manager of the Ethical Fund since January 2021

Nathan A. Brown

Senior Vice President of DIFA

Portfolio manager of the Ethical Fund since January 2021

Bradley P. Halverson

Managing Director and Senior Vice President of DIFA

Portfolio manager of the Ethical Fund since May 2022

Buying and Selling Shares

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You can buy, sell (redeem) or exchange shares of the Ethical Fund, either through a financial professional or directly from the Ethical Fund, on any day that the New York Stock Exchange is open.

Minimum to Open Fund Account	Minimum to Open IRA Account	Minimum Additional Investment	Minimum to Open Coverdell Account
$1,000	$500	$50	$500

To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.azzadasset.com/azzad-funds/ or by calling 888-350-3369). Make your check payable to the Ethical Fund and mail to: Azzad Funds c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Fund minimums are waived when purchased in an employer sponsored retirement plan such as a 401(k) or 403 (b) plan.

You may redeem your shares at any time at the NAV per share next determined after the transfer agent receives your redemption request. If your redemption request is received prior to close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), your redemption will be priced the same day. You can submit your request to redeem shares to the Ethical Fund by telephone by calling 888-350-3369 or by mail to: Azzad Funds C/O Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Ethical Fund are taxable to you as ordinary income or capital gains.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Ethical Fund through a broker/dealer or other financial intermediary (such as a bank), the Ethical Fund and its related companies may pay the intermediary for the sale of Ethical Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Ethical Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Azzad Wise Capital Fund Summary (WISEX)

Investment objective

Azzad Wise Capital Fund’s investment objective is to provide shareholders with capital preservation and income.

Fees and expenses of the Wise Fund

The table below describes fees and expenses that you may pay if you buy, hold, and sell shares of the Azzad Wise Capital Fund (the “Wise Fund”).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.80%
Distribution and/or Service (12b-1) fees	0.05%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.97%
Fees Waived by Adviser	(0.08%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1)	0.89%

(1)	The Wise Fund’s Adviser has agreed to contractually waive all or a portion of its fees and/or reimburse the Wise Fund for certain operating expenses, to the extent necessary to limit the Wise Fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Wise Fund invests; and litigation and other extraordinary expenses) to 0.89% of average daily net assets through December 1, 2029. These fee waivers and expense reimbursements are subject to possible recoupment from the Wise Fund within three years from the time the fees were waived or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated only by the Wise Fund’s Board of Trustees (the “Board”).

Example:

This example is intended to help you compare the cost of investing in the Wise Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Wise Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Wise Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$91	$301	$529	$1,182

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Portfolio Turnover

The Wise Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher turnover rates may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Wise Fund’s performance. During the most recent fiscal year, the Wise Fund’s portfolio turnover rate was 24.00% of the average value of its portfolio.

Principal investment strategy

The Wise Fund invests primarily in fixed income securities issued for payment by international financial institutions, foreign governments, and agencies of foreign governments in transactions structured to be compliant with the Wise Fund’s ethical investment guidelines. Examples of fixed income securities in which the Wise Fund invests include sukuk and wakala. Sukuk are asset-based securities used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest.

Whereas bonds represent debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. Sukuk grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Wakala accounts are operated under the Islamic finance principle of wakala (an agency agreement). With wakala, a bank, as agent, raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities.

The Wise Fund anticipates approximately 80% of its fixed income securities will be investment grade at the time of purchase, based upon the credit ratings given by one or more nationally recognized statistical rating organizations (NRSROs).  Approximately 20% of the Wise Fund’s fixed income securities may be below investment grade (but not lower than a B rating by Moody’s or an equivalent NRSRO). The Wise Fund may also invest in unrated securities (securities that are not rated by a rating agency) if the Wise Fund determines that the securities are of comparable quality to rated securities that the Wise Fund may purchase.

The Wise Fund invests up to 10% of its net assets (at the time of purchase) in domestic and international common stocks of any market capitalization, including emerging market securities. The Adviser will emphasize dividend-paying stocks issued by companies with strong fundamentals and relatively limited anticipated volatility to supplement its fixed-income holdings.

The Wise Fund may invest in short-term income producing investments such as money market accounts and certificates of deposit that follow its ethical guidelines.

The Wise Fund may invest up to 15% of its net assets in illiquid securities as defined by the Investment Company Act of 1940, as amended (the “1940 Act’) which may include investments in trade finance securities. Generally, these securities evidence transactions where there is a flow of goods or services (typically of a cross-border nature) and a financing need. These trade finance structures are subject to significant individual variation.

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The Wise Fund’s trade finance investments are expected to consist primarily of loans, or similar instruments used to finance international trade and related infrastructure projects. These are expected to include, but not be limited to, facilities for pre-export finance, process and commodities finance, receivables financing, letters of credit and other documentary credits, promissory notes, bills of exchange, and other negotiable instruments. The Wise Fund may engage in such investments by way of purchase, assignment, participation, guarantee, insurance, or any other appropriate financial instrument.

The Wise Fund may use derivatives instruments, such as profit rate swaps, to develop its investment strategy. In a profit rate swap, two parties enter into a series of separate contracts. The Islamic profit rate swap allows two parties to exchange a series of profit payments in a single currency in exchange for another series of payments in the same currency. For example, it allows for the exchange of profit rate cash flows between a fixed rate party and a floating rate party (or vice versa) implemented through the execution of a series of underlying contracts to trade certain assets under the Shariah principles of Murabaha.

The Wise Fund may also invest in fixed income securities issued in transactions where the Wise Fund purchases (in the commodities markets) warrants (that is, certificates giving the holder the right to buy specific amounts of a commodity at a specific time) for commodities such as metals from a party other than the counterparty, and nearly simultaneously sells to a counterparty the underlying commodities in exchange for a note payable by the counterparty providing a fixed return that is due in a fixed amount of time following the transaction. Most of these counterparties are foreign banks and some of these issuers may be in emerging markets. However, the assets are not pledged as security for the certificates, and the Wise Fund is relying on the creditworthiness of the issuer for all payments required by the certificates. There is also no assurance that the issuers of these types of certificates will be able to make such payments.

The essence of the Wise Fund’s strategy is to provide shareholders with a return that is comparable to the return on bank accounts, certificates of deposit, and other similar fixed income products. The Wise Fund concentrates its investments in the financial services industry. The Wise Fund anticipates that the maturity of the securities in the portfolio will range from one to fifteen years and that the average duration of the portfolio will range from one to three years. While the Wise Fund generally purchases securities at the lower end of this maturity range, the Wise Fund may purchase securities with maturities at the longer end of this range when the Adviser determines that they offer an attractive return or to lengthen the average duration of the Wise Fund.

The Wise Fund’s sub-adviser, Federated Investment Management Company (“Federated”) directs the investment of most of the Wise Fund’s assets, furnishing investment information, advice, and recommendations to the Wise Fund as to the acquisition, holding, or disposition of securities or other assets that the Wise Fund may own or contemplate acquiring from time to time. The Adviser and Federated have retained Federated Hermes (UK) LLP (“Federated Hermes UK”), an affiliate of Federated, to aid in carrying out Federated’s duties as the Wise Fund’s sub-adviser.

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The Adviser will oversee Federated and Federated Hermes UK and will be responsible for the day-to-day portfolio management of the Wise Fund related to the dividend-yielding equity portion of the Wise Fund’s portfolio and for ensuring that the Wise Fund’s holdings and portfolio management complies with its ethical investment restrictions.

Federated will sell a security if it falls out of compliance with the Wise Fund’s ethical investment restrictions upon the Adviser’s instructions. In addition, a security may be sold when Federated believes it is showing deteriorating technical and fundamental indicators, due to sector rotations or geographical reallocations, or to manage concentration risk.

As part of the analysis in its security selection process, among other factors, Federated may evaluate whether environmental, social and governance factors could have positive or negative impact on the risk profiles of many issuers or guarantors in the universe of securities in which Wise Fund may invest. Federated may also consider information derived from active engagements conducted by its in-house stewardship team with certain issuers or guarantors on environmental, social and governance topics. This qualitative analysis does not automatically result in including or excluding specific securities but may be used by Federated as an additional input in its primary analysis.

Ethical Investment Restrictions

The Wise Fund does not invest in corporations that derive substantial revenue (defined as more than 5% of total revenue) from alcohol, tobacco, pornography, pork, gambling, hydraulic fracturing, private prisons, or weapons industries as determined by the Adviser.

The Wise Fund will not invest in securities or other instruments that derive revenue from the receipt of interest from lending arrangements, preferred stocks and convertible securities or other instruments that pay interest from lending, or from the receipt of gains from futures contracts, trading debt, or trades that involve exchanging the same kind of monetary instruments (such as the same type of currency). The Wise Fund will, however, be able to invest in instruments that provide a fixed rate of return in transactions that are structured to be compliant with the Wise Fund’s ethical investment restrictions such as sukuk, certificates of deposit, bank notes, and short-term bank deposits.

Principal risks of investing in the Wise Fund

Although the Adviser makes every effort to achieve the Wise Fund’s objective of capital preservation and income, the Adviser cannot guarantee it will attain that objective. You could lose money by investing in the Wise Fund. The principal risks include:

❖	The Wise Fund invests in fixed income securities, which are subject to credit risk. Credit risk includes issuer credit risk, which is the risk that payments will not be paid when due in accordance with their terms. Such non-payment or default may reduce the value of the Wise Fund’s portfolio holdings, its share price, and its performance. The counterparty issuing the securities may not be able to pay the securities when due or otherwise fulfill their contractual obligations, which could reduce the value of the Wise Fund’s portfolio holdings, its share price, and its performance.
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❖	A rise in prevailing interest rates generally will cause the price of a fixed-rate debt security to fall. Generally, the longer the duration or maturity of a security or weighted average maturity of the Wise Fund, the more sensitive its price is to a rise in interest rates. Recent and potential future changes in government monetary policy are likely to affect the level of interest rates.

❖	Sukuk involve many of the same risks that conventional bonds incur such as credit and counterparty risk, interest rate, maturity, and investment grade securities risk. In addition to these risks, there are certain risks specific to sukuk. These include various operational risks including default risk, a lack of institutional support, and risks related to the underlying assets. The sukuk markets are in their infancy and most sukuk trading is restricted to the primary markets. Unlike conventional bonds, sukuk tend to be held until maturity; thus, they are traded less frequently compared to conventional bonds.

❖	Investments in below investment-grade fixed-income securities may subject the Wise Fund to greater risks than other securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default), and liquidity risk. The ability of the issuer to make payments is predominantly speculative for below investment-grade fixed income securities.

❖	The Wise Fund may invest in profit-rate swaps, which are derivative contracts. Derivative contracts involve risks different from, and possibly greater than, risks associated with investing directly in securities and other traditional investments. These risks may include valuation and tax issues, increased potential for losses and/or costs to the Wise Fund, and a potential reduction in gains to the Wise Fund. Derivative contracts may also involve other risks described in this Prospectus or the Wise Fund’s Statement of Additional Information (SAI), such as interest rate, credit, currency, liquidity, and leverage risks.

❖	To secure its obligations relating to derivative contracts, the Wise Fund will either own the underlying assets, enter into offsetting transactions, or set aside cash or readily marketable securities. This requirement may cause the Wise Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Wise Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

❖	The Wise Fund invests in trade finance securities located primarily in or having exposure to global emerging markets. As such, the Wise Fund is subject to all the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance asset class such as liquidity risk, credit rating risk, and counter-party risk.

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❖	When the Wise Fund invests in wakala, it will be subject to the credit risk of the bank acting as agent, and the risk that the bank will not manage the investment in a profitable manner.

❖	The stock market may fall in value, causing prices of stocks held by the Wise Fund to fall. Stock prices fluctuate based on changes to a company’s financial condition, on overall market, and economic conditions and on investors’ perception of a company’s soundness.

❖	Individual securities or other holdings in the Wise Fund may not perform as expected, and the Wise Fund’s portfolio management practices may not achieve the desired result.

❖	Investing in foreign securities involves risks not typically associated with U.S. investments, including, among others, adverse fluctuations in foreign currency values as well as adverse political, social, and economic developments affecting a foreign country, less publicly available information, more volatile or less liquid securities markets, restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, potential difficulties in enforcing contractual obligations, less revealing accounting practices, inadequate or irregular regulation, and more volatile performance. Foreign financial markets may also have fewer investor protections. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. These factors may prevent the Wise Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the United States. There is also the risk of confiscation, taxation, currency blockage, or political or social instability.

❖	Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates or currency controls imposed by foreign governments. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Wise Fund’s investments denominated in the currency.

❖	The Wise Fund concentrates its investments in the financial services industry. Adverse developments affecting a security in the financial services industry may affect all securities in that industry, and any negative developments affecting that industry will have a greater impact on the Wise Fund than a fund that is not concentrated in that industry. Further, because the Wise Fund’s investments are concentrated in securities issued by a limited number of counterparties, all of which share a single industry, the Wise Fund is even more susceptible to any single negative economic, technological, political, or regulatory occurrence that impacts the financial services industry than funds that are not similarly concentrated.
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❖	Investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries including smaller market capitalization; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation, or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Wise Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

❖	The Wise Fund’s investment in securities issued by foreign governments and agencies of foreign governments (sovereign debt) differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. The foreign sovereign debt securities the Wise Fund purchases involve specific risk, including that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of political constraints, cash flow problems, and other national economic factors; (ii) governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there are no bankruptcy proceedings by which defaulted sovereign debt may be collected in whole or in part.

❖	The Wise Fund’s ethical investment restrictions will narrow the availability of investment opportunities in which it can invest. It is possible that the restrictions placed on investments may cause the Wise Fund to underperform compared to other funds that do not place such restrictions on their investments.

❖	The Wise Fund may invest up to 15% of its net assets in securities considered to be illiquid as defined by the Investment Company Act of 1940. These can include certificates issued by foreign banks, trade finance, sukuk, and wakala. As a result, if the Wise Fund receives a large amount of redemptions, the Wise Fund may be forced to sell such illiquid investments at a significant loss to be able to meet such redemption requests.

❖	The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market.
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Markets that the Wise Fund invests can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, natural disasters, pandemics, epidemics, terrorism, governmental actions, and other conditions. As a result, the Wise Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

You should consider investing in the Wise Fund if you are looking for capital preservation and income and are willing to accept the associated risks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Wise Fund by showing changes in the Wise Fund’s performance from year to year and by showing how the Wise Fund’s average annual returns for a calendar 1-year, 5 -year and 10 -year period compare with those of a broad measure of market performance. To obtain updated performance information, please call 888-350-3369. The Wise Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.

Annual Total Returns for the Years Ended December 31

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
-3.00%
-4.00%
1.92%
2.79%
-0.11%
1.38%
2.68%
0.09%
5.23%
3.52%
1.99%
-3.37%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

For the period from 1-1-2023 through 09-29-2023, the total return for the Wise Fund was 1.99%

Best Quarter:        ended 6-30-2020      4.10%

Worst Quarter:    ended 3-31-2020      -3.53%

The Wise Fund’s inception date was April 6, 2010

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Average Annual Total Returns

(For the periods ended December 31, 2022)

	1 Year	5 Years	10 Years
Return Before Taxes	-3.37%	1.45%	1.59%
Return After Taxes on Distributions	-3.96%	0.82%	1.03%
Return After Taxes on Distributions and Sale of Fund Shares	-1.99%	0.86%	0.98%
ICE BofA ML US Corp & Govt 1-3 Yr. Index (reflects no deduction for fees, expenses or taxes)	-3.77%	0.93%	0.89%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if your Wise Fund shares are held in tax-deferred arrangements, such as Individual Retirement Accounts (IRAs) or 401(k) plans.

Investment Adviser

Azzad Asset Management, Inc. is the investment adviser to the Wise Fund.

Investment Sub-Advisers

Federated Investment Management Company is the sub-adviser to the Wise Fund. Federated Hermes (UK) LLP is the sub-subadviser to the Wise Fund.

Portfolio Managers

Jamal Elbarmil

Vice President of Azzad Asset Management

Portfolio manager of the Wise Fund since April 2010

Ihab Salib

Senior Portfolio Manager at Federated Investment Management Company

Portfolio manager of the Wise Fund since May 2014

John Polinski

Portfolio Manager at Federated Investment Management Company

Portfolio manager of the Wise Fund since May 2014

Mohammed Elmi

Portfolio Manager at Federated Hermes (UK) LLP

Portfolio manager of the Wise Fund since July 2021

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Buying and Selling Shares

You can buy, sell (redeem) or exchange shares of the Wise Fund, either through a financial professional or directly from the Wise Fund, on any day that the New York Stock Exchange is open.

Minimum to Open Fund Account	Minimum to Open IRA Account	Minimum Additional Investment
$4,000	$4,000	$300

To buy shares, contact your financial professional, or open an account by completing and signing an application (available at www.azzadasset.com/azzad-funds/ or by calling 888-350-3369). Make your check payable to the Wise Fund and mail to: Azzad Funds C/O Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Fund minimums are waived when purchased in an employer sponsored retirement plan such as a 401(k) or 403 (b) plan.

You may redeem your shares at any time at the NAV per share next determined after the transfer agent receives your redemption request. If your redemption request is received prior to close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), your redemption will be priced the same day. You can submit your request to redeem shares to the Wise Fund by telephone by calling 888-350-3369 or by mail to: Azzad Funds C/O Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Tax Information

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Wise Fund are taxable to you as ordinary income or capital gains.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Wise Fund through a broker/dealer or other financial intermediary (such as a bank), the Wise Fund and its related companies may pay the intermediary for the sale of Wise Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Wise Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Funds’
Principal Investment Strategies and Related Risks

Investment objectives of the Azzad Ethical Fund

Azzad Ethical Fund pursues long-term total return by investing in companies that are in line with its ethical principles.

The investment objectives of the Ethical Fund are non-fundamental and may be changed by the Board without shareholder approval. The Ethical Fund’s policy to, under normal market conditions, invest at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in securities meeting the Ethical Fund’s ethical investment criteria is also non-fundamental and may be changed by the Board without shareholder approval. If the Board decides to change the Ethical Fund’s investment objectives or the 80% investment policy, shareholders will be given 60 days’ advance notice.

Principal investment strategy of the Azzad Ethical Fund

The Ethical Fund seeks to achieve its objective to provide growth of capital by investing primarily in a diversified portfolio of U.S. mid-capitalization companies and, to a lesser extent, foreign mid-capitalization companies that common stocks of mid-capitalization companies that the Adviser believes are high quality and/or exhibit above-average growth potential. Under normal market conditions, the Ethical Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in securities meeting the Ethical Fund’s ethical investment criteria. There is no guarantee, however, that the Ethical Fund will achieve its objective.

For purposes of the Ethical Fund, mid-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell Midcap® Growth Index (the “Index”) over the last 13 months at the time of purchase. As of September 30, 2023, the market capitalizations of companies in the Russell MidCap® Growth Index ranged from approximately $310 million to $53 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the fund invests may change. Securities of a company whose capitalization exceeds the mid-capitalization range after purchase will not be sold solely because of the company’s increased capitalization.

Delaware Investments Fund Advisers (“DIFA”) assists the Adviser in the management of the Ethical Fund by providing an investment model for the Adviser to use in managing the Ethical Fund’s investments. In addition, DIFA recommends which securities should be purchased, retained or sold by the Ethical Fund, in accordance with the model. The Adviser retains sole discretion as to the timing and implementation of DIFA’s recommendations. The Adviser will screen DIFA’s model for companies that comply with the Ethical Fund’s ethical investment restrictions. From the screened model, the Adviser will decide which securities to purchase for the Ethical Fund. The Adviser may also choose to replace investments that do not pass its ethical investment restrictions with suitable replacements.

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In selecting securities for its model, DIFA primarily emphasizes a bottom-up (researching individual issuers) approach and focuses on companies it believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations and sound capital structures. DIFA may look at various factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Other desired characteristics may include a leading market position, the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to shareholders, and a high gross margin and return on equity with low debt. DIFA may also consider a company’s dividend yield. Part of DIFA’s investment process includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

The Ethical Fund’s holdings tend to be allocated across a spectrum of growth companies comprised of three major categories: greenfield growth (companies that possess innovative products of services that DIFA believes have the ability to maintain growth over the long-term); stable growth (companies that DIFA believes are well-managed, have durable business models and are producing moderate, yet reliable, earning growth but that are not the fastest growth companies within the mid-capitalization growth universe); and unrecognized growth (companies, in DIFA’s view, whose future growth prospects are either distrusted or misunderstood, or whose growth has slowed from historical levels, but still have the potential to deliver or reassert growth).

The Adviser will sell a security if it falls out of compliance with the Ethical Fund’s ethical investment restrictions. The Adviser may also sell securities for a variety of reasons, such as when it is sold from DIFA’s model, to secure gains, limit losses, raise cash, or redeploy assets into opportunities believed to be more promising, among others.

If the Adviser’s strategies do not work as intended, the Ethical Fund may not achieve its objective.

To take advantage of market inefficiencies, the Ethical Fund may be actively traded. During these periods, the Ethical Fund may have a higher turnover rate.

Investment objectives of the Azzad Wise Capital Fund

Azzad Wise Capital Fund’s investment objective is to provide shareholders with capital preservation and income.

The investment objective of the Wise Fund is non-fundamental and may be changed by the Board without shareholder approval. If the Board decides to change the Wise Fund’s investment objective, shareholders will be given 60 days advance notice.

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Principal investment strategy of the Azzad Wise Capital Fund

Azzad Wise Capital Fund concentrates its investments in the financial services industry. The Wise Fund invests primarily in U.S. dollar denominated bank notes and certificates for payment issued by domestic and foreign counterparties in transactions structured to be compliant with the Wise Fund’s ethical investment restrictions. Some of the certificates (called “sukuk”) are asset-based securities that represent ownership or interest in a tangible asset, or the usufruct of an asset. Sukuk grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts, and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuk do not earn interest payments. Issuers of these certificates are anticipated to be international financial institutions, foreign governments, agencies of foreign governments and global corporations.

Other accounts (called “wakala”) are operated under the Islamic finance principle of wakala, which is an “agency agreement.” In its capacity as an agent, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. As agent, the bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with the investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank.

There is no assurance that the issuers of these fixed income securities will be able to make such payments. Prior to entering into a transaction with a counterparty, the Wise Fund’s sub-adviser, Federated, reviews the counterparty’s credit rating and, if the counterparty is unrated, conducts due diligence on the counterparty's financial condition and credit history. The Wise Fund anticipates approximately 80% of the Wise Fund’s fixed income securities will be investment grade at the time of purchase, based upon the credit ratings given by one or more nationally recognized statistical rating organizations (NRSROs).  Approximately 20% of the Wise Fund’s fixed income securities may be below investment grade (but not lower than a B rating by Moody’s or equivalent NRSRO).  The Wise Fund may also invest in unrated securities (securities that are not rated by a rating agency) if the Wise Fund determines that the securities are of comparable quality to rated securities that the Wise Fund may purchase.

The Wise Fund may also invest in short-term income producing investments, such as money market accounts and certificates of deposit that the Adviser determines are compliant with the Wise Fund’s ethical investment restrictions. Short term investments are securities that have a remaining maturity of 12 months or less, or that have provisions that permit the Wise Fund to require the issuer to repurchase the security within a period of 12 months or less.

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Issuers of these short-term investments are anticipated to be banks and other financial institutions.

The Wise Fund may also invest in securities issued in transactions where the Wise Fund purchases (in the commodities markets) warrants for commodities such as metals from a party other than the counterparty, and nearly simultaneously sells to a counterparty the underlying commodities in exchange for a note payable by the counterparty providing a fixed return that is due in a fixed amount of time following the transaction. The Wise Fund may also invest in securities issued in other transactions, provided that the Adviser determines that the transactions are structured to be compliant with the Wise Fund’s ethical investment restrictions.

The Wise Fund may invest up to 10% of its net assets (at the time of purchase) in domestic and international common stocks of any market capitalization, including emerging market securities. The Adviser intends to emphasize dividend-paying stocks issued by companies with strong fundamentals and relatively limited anticipated volatility to supplement its fixed-income holdings.

The Wise Fund may invest up to 15% of its net assets in illiquid securities as defined by the Investment Company Act of 1940, which may include up to 15% of its net assets in trade finance. Generally, these securities evidence transactions where the flow of goods or services (typically of a cross-border nature) and a financing need. These trade finance structures are subject to significant individual variation. The Wise Fund’s trade finance investments are expected to consist primarily of loans, or similar instruments used to finance international trade and related infrastructure projects. These are expected to include, but not be limited to, facilities for pre-export finance, process and commodities finance, receivables financing, letters of credit and other documentary credits, promissory notes, bills of exchange and other negotiable instruments. The Wise Fund may engage in such investments by way of purchase, assignment, participation, guarantee, insurance or any other appropriate financial instrument.

The Wise Fund may use profit-rate swaps, a type of derivative contract, to develop its investment strategy. Derivative contracts are financial instruments that require payments based upon changes in the values of designated assets or instruments (each a “Reference Instrument” and collectively, “Reference Instruments”). The Wise Fund expects to only enter into profit rate swaps, and as such, will be exposed only to Reference Instruments that are referenced in these transactions. Each party to a derivative contract may sometimes be referred to as a counterparty.

The Wise Fund expects to trade all derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Wise Fund and a financial institution. To secure the Wise Fund's obligations relating to its derivative positions, the Wise Fund must pledge collateral as security to the broker. This pledged collateral is segregated and maintained with the Wise Fund's custodian.

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In a profit-rate swap, two parties enter into a series of separate contracts. The Islamic profit rate swap allows two parties to exchange a series of profit payments in a single currency in exchange for another series of payments in the same currency. For example, it allows for the exchange of profit rate cash flows between a fixed rate party and a floating rate party or vice versa implemented through the execution of a series of underlying contracts to trade certain assets under the Shariah principles of Murabaha. The profit rate cash flows are calculated on a notional principal amount, at specified intervals during the life of the agreement.

The Wise Fund anticipates that the maturity of the securities in the portfolio will range from one to fifteen years and that the average duration of the portfolio will range from one to three years.

Federated directs the investment of most of the Wise Fund’s assets, furnishing investment information, advice and recommendations to the Wise Fund as to the acquisition, holding or disposition of securities or other assets that the Wise Fund may own or contemplate acquiring from time to time. Federated and the Adviser have retained Federated Hermes UK, an affiliate of Federated, to provide assistance in carrying out Federated’s duties as the Wise Fund’s sub-adviser. The Adviser will oversee each of Federated and Federated Hermes UK and will be responsible for the day-to-day portfolio management of the Wise Fund related to the dividend-yielding equity portion of the Wise Fund’s portfolio and for ensuring that the Wise Fund’s holdings and portfolio management complies with its ethical investment restrictions.

Ethical Investment Restrictions

The Funds do not invest in corporations that derive substantial revenue (defined as more than 5% of total revenue) from alcohol, tobacco, pornography, pork, gambling, hydraulic fracturing, private prisons, or weapons industries as determined by the Adviser.

The Funds will not invest in securities or other instruments that derive revenue from the receipt of interest from lending arrangements, preferred stocks and convertible securities or other instruments that pay interest from lending, or from the receipt of gains from futures contracts, trading debt or trades that involve exchanging the same kind of monetary instruments (such as the same type of currency). The Funds will, however, be able to invest in instruments that provide a fixed rate of return in transactions that are structured to be compliant with the Funds’ ethical investment restrictions.

Principal risks of investing in the Funds

Although the Adviser makes every effort to achieve each Fund’s objective, the Adviser cannot guarantee it will attain those objectives. You could lose money by investing in the Funds.

The principal risks of investing in the Funds include:

❖	The stock market may fall in value, causing prices of stocks held by the Funds to fall. Stock prices fluctuate based on changes to a company’s financial condition, on overall market and economic conditions and on investors’ perception of a company’s soundness. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
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❖	The Funds’ ethical investment restrictions do not allow investing in certain businesses, and there are broad limitations upon the types of securities or other instruments in which the Funds may invest, as well as upon commonly used investment techniques. As a result, the Funds will not be able to participate in strong performance from those businesses and may not be able to earn income comparable to other funds from non-invested assets.

❖	The Funds are subject to management risk because they are actively managed portfolios. The Adviser’s management practices and investment strategies might not produce the desired results. The Adviser may be incorrect in its assessment of a stock’s appreciation or depreciation potential.

❖	The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds’ portfolios may underperform due to inflation (or expectations for inflation), or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, natural disasters, pandemics, epidemics, terrorism, governmental actions, and other conditions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, pandemics, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds’ portfolios. Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

In addition to the above risks, the following are principal risks of investing in Azzad Ethical Fund:

❖	Medium-capitalization stocks held by the Ethical Fund could fall out of favor and returns would subsequently trail returns from the overall stock market. The performance of such stocks also could be more volatile than large capitalization stocks. Medium-cap companies are more likely to have more limited product lines, fewer capital resources, and less depth of management than larger companies.
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❖	Growth stocks can react differently to issuer, political, market, and economic developments than the overall market and other types of stocks. Growth stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile in price than the overall stock market. In addition, companies that the Adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

❖	Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Ethical Fund invests primarily in securities issued by mid-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by large companies. Medium-sized companies typically have less seasoned management, narrower product lines, and less capital reserves and liquidity than larger companies.

❖	At times, the Ethical Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Ethical Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

❖	Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

In addition to the above risks, the following are principal risks of investing in Azzad Wise Capital Fund:

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❖	Because the Wise Fund may invest in foreign stocks, it may also be subject to foreign investing risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign financial markets may also have fewer investor protections and more volatile or less liquid securities markets. Foreign investing involves less publicly available information. Foreign companies may receive less coverage than US companies by market analysts and the financial press. These factors may prevent the Wise Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, expensive and reliable as the information available concerning companies in the United States. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. There is also the risk of confiscation, taxation, currency blockage or political or social instability. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Wise Fund’s performance to fluctuate more than if it held only U.S. securities.

❖	Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates and currency controls imposed by foreign governments. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Wise Fund’s investments denominated in the currency.

❖	The Wise Fund invests in certificates, notes and other securities, which are subject to credit risk. Credit risk includes issuer credit risk, which is the risk that payments will not be paid when due in accordance with their terms. Such non-payment or default may reduce the value of the Wise Fund’s portfolio holdings, its share price and its performance. The counterparty issuing the securities may not be able to pay the securities when due, which could result in a loss to a Wise Fund. Further, because the Wise Fund’s investments are concentrated in securities issued by a limited number of counterparties, all of which share a single economic sector, the Wise Fund is even more susceptible to losses resulting from a particular counterparty’s inability to pay a security when due and from changes in economic conditions that impact all of the counterparties in that sector. The Wise Fund will also be exposed to credit risk with respect to counterparties to profit-rate swaps to the extent that the counterparty fails to meet its obligations, the Wise Fund may lose the benefit of the transaction or be prevented from selling or buying other securities to implement its investment strategy.
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❖	Investments in below investment grade fixed income securities may subject the Wise Fund to greater risks than other securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make payments is predominantly speculative for below investment-grade fixed income securities. Approximately 20% of the Wise Fund’s fixed income securities may be below investment grade (but not lower than a B rating by Moody’s or equivalent NRSRO). The Wise Fund may also invest in unrated securities (securities that are not rated by a rating agency) if the Wise Fund determines that the securities are of comparable quality to rated securities that the Wise Fund may purchase. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Wise Funds. Issuers of securities with lower investment grade categories are more vulnerable to changes in economic conditions than issuers of higher-grade securities.

❖	The Wise Fund’s investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. In addition, foreign investors may be required to register or pay taxes or tariffs on the proceeds of securities sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Wise Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Wise Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

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❖	The Wise Fund concentrates its investments in the financial services industry. Adverse developments affecting a security in the financial services industry may affect all securities in that industry, and any negative developments affecting that industry will have a greater impact on the Wise Fund than a fund that is not concentrated in that industry. Further, because the Wise Fund’s investments are concentrated in securities issued by a limited number of counterparties, all of which may share a single industry, the Wise Fund is even more susceptible to any single negative economic, technological, political, or regulatory occurrence that impacts the financial services industry.

❖	The Wise Fund’s investment in securities issued by foreign governments and agencies of foreign governments (sovereign debt) differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. The foreign sovereign debt securities the Wise Fund purchases involve specific risk, including that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of political constraints, cash flow problems and other national economic factors; (ii) governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there are no bankruptcy proceedings by which defaulted sovereign debt may be collected in whole or in part.

A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

❖	The Wise Fund intends to invest in certain instruments that may be illiquid. As a result, if the Wise Fund receives a large amount of redemptions, the Wise Fund may be forced to sell such illiquid investments at a significant loss to be able to meet such redemption requests.

❖	The Wise Fund invests in trade finance securities located primarily in or having exposure to global emerging markets. As such, the Wise Fund is subject to all the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance asset class such as liquidity risk, credit rating risk, and counterparty risk.
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❖	Sukuk involve many of the same risks that conventional bonds incur such as: credit and counterparty risk, interest rate, maturity, and investment grade securities risk. In addition to these risks, there are certain risks specific to sukuk. These include various operational risks including default risk, a lack of institutional support and risks related to the underlying assets. The sukuk markets are in their infancy with limited issuers. Unlike conventional bonds, sukuk tend to be held until maturity; thus, they are traded less frequently compared to conventional bonds.

❖	When the Wise Fund invests in wakala it will be subject to the credit risk of the bank acting as agent, and the risk that the bank will not manage the investment in a profitable manner.

❖	Certificates of deposit, banknotes and short-term money market instruments in which the Wise Fund invests can fluctuate in value. Like other fixed income securities, they are subject to risk, including market and credit risk. They also may be subject to counterparty risk, which is the risk that the other party(s) to an agreement or a participant in a transaction, such as a bank, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction. This could reduce the value of the Wise Fund’s portfolio holdings, its share price, and its performance. To the extent that the Wise Fund’s assets are deposited into short term money market instruments, it will be more difficult for the Wise Fund to achieve its objective.

❖	The Wise Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Wise Fund expects to maintain its average duration range within one to three years.

❖	The Wise Fund may invest in profit-rate swaps, which are derivative contracts. Derivative contracts involve risks different from, and possibly greater than, risks associated with investing directly in securities and other traditional investments. These risks may include valuation and tax issues, increased potential for losses and/or costs to the Wise Fund, and a potential reduction in gains to the Wise Fund. Derivative contracts may also involve other risks, such as interest rate, credit, currency, liquidity and leverage risks. Profit-rate swaps are OTC derivatives contracts, which generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress if the trading market for OTC derivative contracts becomes restricted. Profit-rate swaps also create leverage risk by exposing the Wise Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Wise Fund’s risk of loss and potential for gain.
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❖	To secure its obligations relating to derivative contracts, the Wise Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Wise Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Wise Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Portfolio Holdings Disclosure Policies

A description of the Wise Funds’ policies regarding disclosure of the securities in the Wise Funds’ portfolios is found in the Statement of Additional Information.

Temporary Defensive Positions

During uncertain market, economic, political, or other unfavorable conditions, the Funds may adopt a temporary defensive position. Under these circumstances, the Funds may hold up to 100% of their assets in non-interest-bearing cash accounts. The Funds will not invest in interest-paying instruments frequently used by other mutual funds for this purpose. During these periods, the Funds may not achieve their investment objective.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. Effective August 19, 2022, the Derivatives Rule replaced the asset segregation framework previously used by funds to comply with limitations imposed by the 1940 Act. The Derivatives Rule generally mandates that a fund either limit derivatives exposure to 10% or less of its net assets, or in the alternative, implement: (i) limits on leverage calculated based on value-at-risk (“VAR”); (ii) a written derivatives risk management program administered by a derivatives risk manager appointed by the Board, including a majority of the independent Trustees, that is periodically reviewed by the Trustees; and (iii) new reporting and recordkeeping requirements.

Management, Organization & Capital Structure

The Investment Adviser

Azzad Asset Management, Inc. (the “Adviser”), 3141 Fairview Park Drive, Suite 355, Falls Church, Virginia 22042, serves as investment adviser to the Azzad Funds. The Adviser is a privately held corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, with the U.S. Securities and Exchange Commission. The Adviser was incorporated in the State of Delaware on June 9, 2000. The Adviser was initially formed as Zad Asset Management, LLC in the State of Virginia on August 4, 1997, and was converted into a corporation under Delaware law in June 2000 under the current name. The Adviser currently manages investments for clients other than the Funds and may continue to do so in the future.

Under the terms of the advisory agreements between the Adviser and the Trust, the Adviser is responsible for formulating the Funds’ investment program making investment decisions and

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engaging in portfolio transactions for the Funds. The Adviser also furnishes corporate officers, provides office space, services and equipment and supervises all matters relating to the Funds’ operations. The Adviser is responsible for ensuring compliance with the Funds’ investment policies and guidelines.

Under a management agreement with the Trust, the Adviser earns an annual management fee equal to 0.80% of the average daily net assets for the Ethical Fund and 0.80% of the average daily net assets for the Wise Fund. Each Fund’s sub-advisory fee is paid out of the annual management fee that the Adviser receives, not by the respective Fund. The Adviser has agreed to contractually waive all or a portion of its fees and/or reimburse each Fund for certain operating expenses, to the extent necessary to limit the Fund’s net annual operating expenses (excluding brokerage costs; borrowing costs including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the such Fund invests; and litigation and other extraordinary expenses) to: 0.99% of average daily net assets of the Ethical Fund through December 1, 2029 and 0.89% of average daily net assets of the Wise Fund through December 1, 2029. These fee waivers and expense reimbursements are subject to possible recoupment from each respective Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the expense limits that were in place at the time of the waiver or reimbursement and the expense limits in place at the time of recoupment. These agreements may be terminated only by the Funds’ Board.

For the fiscal year ended June 30, 2023, the Adviser earned 0.80% (before waivers) for services to the Ethical Fund and 0.65% (after waivers). For its services to the Wise Fund, for the fiscal year ended June 30, 2023, the Adviser earned 0.80% (before waivers) and 0.72% (after waivers).

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreements with the Adviser is available in the Funds’ annual report to shareholders for the period ended June 30, 2023.

The Sub-Adviser to the Azzad Ethical Fund

Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), a U.S.-based SEC-registered investment adviser located at 100 Independence, 610 Market Street, Philadelphia, PA 19106, serves as the sub-adviser to the Ethical Fund as of April 30, 2021. MIMBT is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI, DIFA, and other affiliates of MMHI are together known as Macquarie Asset Management Public Investments. As of June 30, 2023, MMHI and its subsidiaries had approximately $183.5 billion in assets under management. As sub-adviser, DIFA provides the Adviser with a model, specific portfolio investment recommendations, and other consulting services.

Under a sub-advisory agreement between the Adviser and DIFA, DIFA earns an annual sub-advisory fee of 0.25% on the Ethical Fund’s average daily net assets. The sub-advisory fee is paid out of the annual management fee the Adviser receives, not by the Ethical Fund.

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A discussion regarding the basis for the Board’s approval of the Ethical Fund’s sub-advisory agreement with DIFA is available in the Ethical Fund’s Annual Report to Shareholders for the period ended June 30, 2023.

Ivy Investment Management Company (“IICO”), a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, Overland Park, Kansas 66202-4200, served as the sub-adviser to the Ethical Fund from December 30, 2020 through April 30, 2021. Effective as of April 30, 2021, DIFA replaced IICO as sub-adviser to the Ethical Fund following a change of control, as defined in Section 2(a)(9) of the 1940 Act, in IICO’s parent company.

Portfolio Managers

Since April 2000, Mr. Jamal Elbarmil has served as the Vice President of Azzad Asset Management, Inc. He previously served as portfolio manager for the Ethical Fund from October 2008 to March 27, 2017 and has served as a portfolio manager for the Wise Fund since its inception. He is responsible for the daily management of each Fund’s portfolio. He holds a master’s degree in information systems from the American University in Washington, DC. Mr. Elbarmil reviews the Funds’ holdings and performance to ensure compliance with the Funds’ respective strategies. Prior to joining Azzad, Mr. Elbarmil was Vice President of Technology for Information Policy & Administration, Inc. in Virginia where he supervised the development of software systems. Mr. Elbarmil has over 22 years of investment experience.

Kimberly A. Scott has been a Senior Vice President and Portfolio Manager of DIFA since 2021. Prior to joining DIFA, Ms. Scott served as an investment analyst with Ivy Investment Management Company from April 1999 to February 2001 and as portfolio manager of several investment companies managed by Ivy Investment Management Company from February 2001 to April 2021. Ms. Scott earned a BS degree in Microbiology from the University of Kansas and holds an MBA from the University of Cincinnati. She is a Chartered Financial Analyst (CFA) Charterholder.

Nathan A. Brown has been a Senior Vice President and Portfolio Manager of DIFA since 2021. Prior to joining DIFA, Mr. Brown served as an investment analyst with Ivy Investment Management Company from 2003 to 2010, was appointed Assistant Vice President in January 2010 and served as an assistant portfolio manager of investment companies managed by Ivy Investment Management Company from February 2011 to April 2021. Mr. Brown earned a BBA in Finance from the University of Iowa and holds an MBA with an emphasis in Finance and Accounting from Vanderbilt University.

Bradley P. Halverson has been a Managing Director and Senior Vice President for DIFA since April 2021. Prior to Joining DIFA, Mr. Halverson served as investment analyst for Ivy Investment Management Company’s small-capitalization growth team from 2008 until 2016 and as portfolio manager of several investment companies managed by Ivy Investment Management Company from January 2016 to April 2021. Mr. Halverson earned a BS degree and a MS degree in Accounting from Brigham Young University and an MBA with an emphasis in Finance and Corporate Strategy from the University of Michigan.

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The Sub-Advisers to the Azzad Wise Capital Fund

Federated Investment Management Company (“Federated”), a Delaware statutory trust, located at 1001 Liberty Avenue, Pittsburgh, PA, 15222, serves as sub-adviser to the Wise Fund. Federated Hermes (UK) LLP (“Federated Hermes UK”), a limited liability partnership, located at 150 Cheapside, London, United Kingdom EC2V 6ET, serves as sub-subadviser to the Wise Fund. Federated and Federated Hermes UK are each SEC registered investment advisers that, collectively, with other affiliates of Federated Hermes, Inc., had approximately $704 billion in assets under management as of June 30, 2023. As sub-adviser and sub-subadviser, Federated and Federated Hermes UK manage the Wise Fund’s portfolio and implement trades on behalf of the Wise Fund.

Federated and Federated Hermes UK are each indirect, wholly owned subsidiaries of Federated Hermes, Inc., a Pennsylvania corporation with a principal address of 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, and a publicly owned company (Ticker Symbol: FHI). Federated Hermes, Inc. owns 100% of the outstanding voting securities of FII Holdings, Inc., a Delaware corporation with a principal address of 1105 N. Market Street, Suite 1300 Wilmington, DE 19801. FII Holdings owns 100% of the outstanding voting securities of Federated and Federated Hermes UK.

Under a Sub-Advisory Agreement between the Adviser and Federated, Federated earns an annual sub-advisory of 0.60% on the first $25 million in assets; 0.50% on assets between $25 million and $50 million; and 0.40% on assets over $50 million of the average daily net assets for the portion of the Wise Fund that it manages. As of January 1, 2021, the Sub-Adviser voluntarily reduced its annual sub-advisory fee to 0.25% of the average daily net assets for the portion of the Wise Fund that it manages. The sub-advisory fee is paid out of the annual management fee the Adviser receives, not by the Wise Fund directly. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement with Federated is available in the Fund’s Annual Report to Shareholders for the period ended June 30, 2023.

Under a Sub-Subadvisory Agreement between the Adviser, Federated and Federated Hermes UK, the Adviser and Federated have retained Federated Hermes UK to provide sub-subadvisory services to Federated in connection with its role as sub-adviser of the Wise Fund. Under the terms of the Sub-Subadvisory Agreement, the sub-subadvisory fee is paid out of the sub-advisory fee Federated receives, not by either the Wise Fund or the Adviser directly. A discussion regarding the basis for the Board’s approval of the Sub-Subadvisory Agreement between Federated and Federated Hermes UK is available in the Fund’s Annual Report to Shareholders for the period ending June 30, 2023.

Portfolio Managers

Ihab Salib is a Senior Vice President, Senior Portfolio Manager and Head of International Fixed Income Group at Federated. Mr. Salib joined Federated Hermes, Inc. in 1999 and has over 31 years of investment experience. He is responsible for product strategy, portfolio management, and research in the international fixed income area. His previous associations include Senior Trader, global fixed income and foreign exchange securities, Federated Hermes, Inc.; Associate

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Director, Senior Analyst/Trader, UBS Brinson; Various positions at Bank of New York and Bankers Trust Company. Mr. Salib received a B.A. with a major in Economics from State University of New York at Stony Brook.

John Polinski is a Vice President, Portfolio Manager and Senior Investment Analyst at Federated. Mr. Polinski joined Federated in 2005 and has over 24 years of investment experience. He is responsible for portfolio management and research in the global fixed income area. His previous associations include Vice President and Portfolio Manager, High Yield Credit Research, with DWS/Deutsche Asset Management; Director, Czech Management Centre; Analyst, Deusche Bank AG. Mr. Polinski received a B.A. from the University of Pittsburgh and an M.B.A. from the University of South Carolina.

Mohammed Elmi, CFA is a Vice President, Portfolio Manager and Senior Investment Analyst at Federated. Mr. Elmi joined Federated in 2013 and has over 23 years of investment experience. He is responsible for portfolio management and research in the global fixed income area. His previous associations include Director, Emerging Market Credit Strategist, Societe Generale; Vice President, Emerging Market Credit Analyst, Credit Suisse; Investment Manager, Mashreq Capital (DIFC); Product Development Manager, Bloomberg LP. Mr. Elmi received a B.S. and M.Sc. from the University of London.

The Statement of Additional Information (SAI) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Ethical Fund and Wise Fund.

Manager of Managers Structure

The Adviser, on behalf of itself and on behalf of the Funds and other funds that the Adviser may advise in the future, was granted an exemptive order (the “Order”, Investment Company Act Release No. 34261, April 30, 2021) from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Adviser, with the Board’s approval, to enter into, replace, or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination, and replacement, in reliance on the Order. Shareholders will be notified within 90 days of the engagement of any different or additional sub-adviser or sub-advisers to manage the Funds’ portfolio. The Order also allows the Funds, in accordance with certain conditions, to disclose only Adviser compensation without disclosing the sub-adviser fee rate.

At a special meeting of the shareholders held on December 28, 2020, shareholders of the Ethical Fund and Wise Fund approved the use of the Order.

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay the distributor a fee for the sale and distribution of a Fund’s shares and services it provides to shareholders. The maximum amount of the fee authorized is 0.15% of the Ethical Fund’s average daily net assets annually and 0.05% of Wise Fund’s average daily net assets annually.

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Because these fees are paid out of a Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges. Fees paid under the Plan may not be waived for individual shareholders.

In addition to paying fees under the Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for various shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Shareholder servicing agents and broker-dealers may charge investors a fee for use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures like those offered to shareholders who invest in a Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in a Fund directly. Accordingly, the net return to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in a Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

Custodian, Transfer & Dividend Disbursing Agents

Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, serves as custodian for the Funds’ cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. The Custodian does maintain certain financial and accounting books and records pursuant to an agreement with the Funds.

Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, serves as the transfer agent and dividend-disbursing agent for the Funds and in that capacity maintains certain books and records for the Funds.

Shareholder inquiries relating to a shareholder account should be directed by writing to Azzad Funds c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400 Broadview Heights, OH, 44147 or by telephoning Azzad Funds (toll-free) at 888-350-3369, Monday through Friday (except holidays), between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time.

Organization

Ethical Fund and Wise Fund are each a series of the Azzad Funds, a Massachusetts business trust that is registered with the SEC as an open-end, management investment company. It is not intended that meetings of the Funds’ shareholders be held except when required by Federal or Massachusetts state law. All shareholders of the Funds are entitled to vote at shareholders’ meetings. From time to time, large shareholders may control the Funds.

At What Price Are Shares Sold?

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Shares of the Funds are sold at their offering price, which is the net asset value per share or “NAV” without any sales charge. The offering price that applies to a purchase order is based on the next calculation of the NAV per share that is made after a Fund receives the purchase order. The NAV of a Fund may fluctuate.

How is Your Share Price (NAV) Determined?

The NAV of shares of a Fund is determined normally at 4:00 p.m. Eastern Time, on each day that the New York Stock Exchange (the “NYSE”) is open for trading (referred to in this Prospectus as a “regular business day”). The NAV per share is determined by dividing the value of a Fund’s net assets by the number of shares that are outstanding.

A Fund’s securities are valued based on market quotations, if available. If market quotations are not readily available, securities are valued at fair value as determined in good faith by the Adviser, in its capacity as the Board’s valuation designee, pursuant to Rule 2a-5 under the 1940 Act. As a general matter, fair value represents the amount that a Fund could reasonably expect to receive if such Fund’s investment in the security were sold at the time of valuation. The valuation designee will value a Fund’s assets at their fair value according to policies approved by, and subject to supervision by, the Board. The Adviser may utilize its valuation committee and third parties to assist the Adviser in its capacity as valuation designee available at the time the valuation is made and that the Adviser believes to be reliable.

It is not anticipated that market quotations will be available for some of the securities in which the Wise Fund invests. Accordingly, the valuation designee will need to price the securities using the Trust’s fair value pricing guidelines. In accordance with the Trust’s good faith pricing guidelines, the valuation designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the fair value of securities is intended to be the amount which the owner might reasonably expect to receive for them upon their current sale. However, as the fair valuation of securities will be based upon its analysis of factors it considers relevant, the fair value price may differ from the price that would be received if the securities were sold. If the fair value price differs, a shareholder may receive more or less proceeds or shares from redemptions and purchases of Fund shares than if the securities were priced at the price that would be received upon their current sale. Similarly, the performance of a Fund may be affected. A Fund also may not be able to receive a security’s fair value if the Fund should sell the security. The valuation designee reviews its own fair value decisions and reports to the Board on all fair valuation decisions that are made. The Board reviews all valuation decisions made by the valuation designee and evaluates whether the valuation committee is adhering to the Funds’ Procedures and whether the Procedures continue to be appropriate for the Funds.

Securities with remaining maturities of 60 days or less are generally fair valued at amortized cost, as the Board believes that this method of valuing short-term investments approximates market value.

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A Fund’s shares are not priced on the days when the NYSE trading is closed. A Fund’s NAV may be calculated earlier, however, if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (“SEC”). Your order (redemption or purchase) will be priced at the next NAV calculated after the Fund receives your order.

If a security or securities that a Fund owns are traded when the NYSE is closed (for example, on a foreign exchange or in an after-hours market) the value of a Fund’s assets may be affected on days when a Fund is not open for business. In addition, trading in some of a Fund’s portfolio holdings may not occur on days when a Fund is open for business. In addition, a Fund may not make any purchases or sales of securities on some days when a Fund is open for business.

Shareholder Guide

How to Purchase Your Shares

Shares of a Fund are offered for sale on a continuous basis.

▪	The minimum initial investment for Wise Fund is $4,000 (and $300 for accounts using Automated Clearing House (“ACH”) transactions, regardless of the type of account). The minimum initial investment for Ethical Fund is $1,000 and $500 for IRA/Coverdell IRAs (and $50 for accounts using Automated Clearing House (“ACH”) transactions, regardless of the type of account).

▪	There is no minimum initial investment for investments made through broker-dealers and wirehouses.

▪	The minimum subsequent investment for Ethical Fund is $50 and $300 for Wise Fund; there is no minimum subsequent investment for investments made through broker-dealers and wirehouses.

▪	The Funds may waive the investment minimums at their discretion.

The price for a Fund’s shares is a Fund’s NAV next determined after receipt of your purchase order.

BY MAIL: You may purchase shares of a Fund by completing and signing an Account Application form enclosed with this Prospectus and mailing it, together with your check made payable to the Azzad Funds and a copy of your driver’s license (for identification verification purposes), to the address listed below:

Azzad Funds

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

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When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address set forth above. Third party checks will not be accepted, and the Funds reserve the right to refuse to accept other checks. Bounced checks or checks in which funds cannot be collected will be charged a $30 fee.

In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your application, as part of the Funds’ Anti-Money Laundering Program. As requested on the Application, you should supply your full name, birth date, social security number and permanent street address. The Funds reserve the right to close the account if clarifying information/documentation is not received within 5 business days.

BY TELEPHONE: Once your account is open, you may make subsequent investments by telephone by calling toll free at 888-350-3369. Payment for shares purchased by telephone is due within three business days after the date of the transaction. Investments by telephone are not available in the Funds’ retirement account administered by the Funds’ transfer agent or its agents.

If your telephone order to purchase shares is canceled due to nonpayment (whether or not your check has been processed by the Funds), you will be responsible for any loss incurred by the Funds because of such cancellation.

BY WIRE: You may make your initial or subsequent investments in the applicable Fund by wire transfer. To enable timely processing and transaction analysis, investors wiring funds must first notify the transfer agent of the investment. Please call Mutual Shareholder Services at: 888-350-3369 for additional information regarding sending wire transfers.

To ensure proper receipt, please be sure your bank includes the Fund name and the account number that has been assigned to you. If you are opening a new account, please complete the Account Application form and mail it to the address indicated in “By Mail” above after completing your wire arrangement.

Wire purchases are completed when wired payment is received and the Funds accept the purchase. The Funds and their agents are not responsible for any delays that occur in wiring funds, including delays in processing by the bank. Note: federal funds wire purchase orders will be accepted only when the Funds and Custodian Bank are open for business.

There are no wire fees charged by the Funds for purchases of $1,000 or more. A wire fee of up to $20 will be charged by the Funds on wire purchases of less than $1,000. Your bank also may charge wire fees for this service.

BY AUTOMATIC INVESTMENT PLAN: You may make subsequent investments automatically for as little as $50 a month for the Ethical Fund and $300 a month for the Wise Fund, beginning

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within thirty (30) days after your account is opened by completing the automatic investment plan (“AIP”) form authorizing the Azzad Funds to draw on your bank account. Ask your bank whether it will honor debits through the ACH or, if necessary, preauthorized checks. You may change the date or amount of your investment at any time by written instruction received by the Fund at least fifteen business days before the change is to become effective. Dates available for AIPs, are the 10th and 20th of each month (or the nearest business day thereafter). A fee of $30 will be charged for returned ACH payments.

Additional Information About Purchases

All purchases of shares are subject to acceptance by the Funds and are not binding until accepted. The Funds reserve the right to reject any application or investment. Orders are priced as of the close of trading on the NYSE, usually as of 4:00 p.m., Eastern Time, Monday through Friday, exclusive of days when the NYSE is closed.

Fees and charges associated with purchasing shares of the Funds are set forth in this Prospectus. However, investors may purchase and sell shares through registered broker-dealers who may charge additional fees for their services.

If checks are returned unpaid due to insufficient funds, stop payment or other reasons, the Funds will charge $30, and you will be responsible for any loss incurred by the Funds with respect to canceling the purchase. To recover any such loss or charge, the Funds reserve the right, without further notice, to redeem shares already owned by any purchaser (in the Funds) whose order is canceled and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier’s check.

Investments paid for by checks drawn on foreign banks may be deferred until such checks have cleared the normal collection process. In such instances, your investment will be priced at the NAV next determined after receipt of the check, and any amounts charged to the Funds for collection procedures will be deducted from the amount invested.

In addition, you will be required to provide information such as your birth date, social security number, address and other relevant information to help us verify your identity. For most accounts, you will be required to submit a photocopy of your driver’s license or other picture identification. If you do not provide this information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account. We also reserve the right to close your account for other lawful reasons including but not limited to reasonable suspicion of money laundering, fraud, terrorism or other illegal activity relating to the account.

The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

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Investor orders will be priced at the respective Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee. Investors may be charged a fee if they effect transactions through a broker or agent.

How to Sell Your Shares

You may request to sell all or a portion of your shares at any time at the NAV per share next determined after the transfer agent receives your redemption request in proper form. To be in proper form, the following conditions must be satisfied:

•	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed.
•	The request must identify your account number.
•	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
•	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

If your redemption request is received prior to close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), your redemption will be priced the same day. Any redemption request received after that time will be priced the next business day.

BY MAIL: Your request must include:

a) Original signatures of each registered owner exactly as the shares are registered.

b) The Fund name and the account number.

c) The number of shares or dollar amount to be sold; and

d) Any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities.

Send your written request for redemption to:

Azzad Funds

c/o Mutual Shareholder Services, LLC

8000 Town Centre Dr., Suite 400

Broadview Heights, OH 44141-1939

BY TELEPHONE: Redemptions by telephone can be made by calling 888-350-3369. If you do not wish to allow telephone redemptions by any person on the account, you should decline that option on the account application.

This feature can only be used on non-institutional accounts if:

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a)	The redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account.
b)	There has been no change of address of record on the account within the preceding 30 days.
c)	The person requesting the redemption can provide proper identification; and
d)	The proceeds of the redemption do not exceed $15,000.

Regarding telephone redemptions, neither the Funds nor the transfer agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The Funds and/or the transfer agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmations, and tape-recording conversations); and if the Funds or the transfer agent does not employ reasonable procedures, it may be liable for losses due to unauthorized or fraudulent transactions. Shareholders should be aware that they may have trouble effecting telephone redemptions during times of a market downturn or other emergency.

SPECIAL REDEMPTION ARRANGEMENTS

Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information, call the Funds at 888-350-3369.

SIGNATURE GUARANTEE

Redemptions of more than $50,000 currently require a signature guarantee. A signature guarantee verifies the authenticity of your signature, and the guarantor must be an eligible guarantor. To be eligible, the guarantor must be a participant in a STAMP program (a Securities Transfer Agents Medallion Program). You may call the Funds at 888-350-3369 to determine whether the guarantor is eligible.

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

BY MAIL: If your redemption check is mailed, it is usually mailed within 48 hours of receipt of the redemption request in proper form; however, the Funds have up to seven days to mail your redemption proceeds. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared, which may take up to 15 days from the purchase date. You may avoid this requirement by investing by bank wire (federal funds). Please notify the Funds promptly in writing of any change of address. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of the applicable Fund’s shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

BY WIRE: You may authorize the Funds to transmit redemption proceeds by wire provided you send written instructions with a signature guarantee at the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following receipt of a redemption request in proper form. However, the Funds may hold redemption proceeds for up

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to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be wired until the purchase check has cleared, which may take up to 15 days from the purchase date. A wire fee of up to $20 will be charged by the Funds, which is deducted from your redemption proceeds. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of the applicable Fund’s shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

(1)	The redemption price may be more or less than your cost to purchase the shares, depending on the net asset value of a Fund’s portfolio next determined after your request is received.

(2)	A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W 4-P and must state a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax. IRA distributions must be accompanied by an Azzad Funds distribution application.

(3)	A Fund may redeem existing accounts and refuse a potential account the privilege of having an account in a Fund if the Fund reasonably determines that the failure to do so would have a material adverse consequence to the Fund and its shareholders.

(4)	Excessive short-term trading has an adverse impact on effective portfolio management as well as upon a Fund’s expenses. The Funds may refuse investments from shareholders who engage in short-term trading.

Market Timing

The Funds are intended for long-term investors and do not accommodate frequent transactions. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any purchase order or exchange request, in whole or in part, for any reason and without prior notice. The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Funds’ performance.

Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is severely limited because the Funds do not generally have access to the underlying shareholder account information. The Funds will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trading. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

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However, the Funds have entered into agreements with financial intermediaries that require the intermediary to provide individual shareholder information for shareholders holding shares in omnibus accounts.

MANDATORY REDEMPTIONS

To reduce expenses, the Funds may redeem all of the shares in any shareholder account, other than an active automatic investment plan, UGMA/UTMA and retirement plan account, if, for a period of more than three months, the account has a net value of $500 or less and the reduction in value is not due to market action. If a Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice. No account-closing fee will be charged to investors whose accounts are closed under the mandatory redemption provision.

How to Exchange Your Shares

As an Azzad shareholder, you may exchange your shares of any Fund for shares of any other Azzad Funds, subject to the minimum investment requirement of the Fund. The exchange is treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax. You may request the exchange by contacting the Fund at the phone number or address provided in the “By Telephone” and “By Mail” sections above.

It is your responsibility to obtain and read a prospectus of the Fund you are exchanging your shares for before you make an exchange. In addition:

▪	You may make up to two exchanges out of the Fund during a calendar year. This limit helps keep the Fund’s net asset base stable and reduces the Fund’s administrative expenses.
▪	If you exchange shares into or out of the Fund, the exchange is made using the net asset value per share of the Fund next determined after the exchange request is received.
▪	In times of extreme economic or market conditions, exchanging shares by telephone may be difficult. To receive the NAV as of the date of your exchange, your exchange request must be received before that day’s close of the New York Stock Exchange, usually 4:00 p.m. Eastern Time.
▪	Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or a loss for federal income tax purposes.

No exchange will be accepted unless the registration of the two accounts is identical. Neither the Funds nor the Funds’ transfer agent are liable for following exchange instructions communicated by telephone that they reasonably believe to be genuine.

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However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, the Funds’ transfer agent may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

Taxes, Dividend, and Distribution

Taxation of the Funds

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here, but you should consult your tax consultant about your situation. Although it is not an investment objective, the Funds’ Adviser will attempt to consider the tax consequences of its investment decisions. However, there may be occasions when the Adviser’s investment decisions will result in a negative tax consequence for the Funds’ shareholders.

TAXES ON DISTRIBUTIONS. The Funds intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so that it will not be liable for Federal income tax. Distributions of net investment income or short-term capital gain are taxable to you as ordinary income. Distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

The Funds will mail reports to you containing information about the Funds’ distributions during the year after December 31 of each year (by January 31st). Consult your tax adviser about the Federal, state and local tax consequences of your particular circumstances.

TAXES ON REDEMPTIONS OF SHARES. The sale of a Fund’s shares is a taxable transaction for Federal income tax purposes. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statement so that you or your tax professional will be able to determine whether a sale will result in a taxable gain or loss.

“BUYING A DIVIDEND” All distributions reduce the net asset value of a Fund’s shares by the amount of the distribution. Unless your investment is in a tax-deferred account, you may wish to avoid buying shares of the Funds shortly before a distribution. If you do, you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

TAX WITHHOLDING. The Funds may be required to withhold U.S. federal income tax from all taxable distributions and from proceeds from certain sales payable to shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder’s U.S. federal income tax liability.

Distributions

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As a shareholder, you are entitled to your share of a Fund’s net income and capital gains on its investments. A Fund passes substantially all its earnings along to its investors as distributions. When a Fund earns dividends from stocks and distributes these earnings to shareholders, it is called a dividend distribution. A Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividend distributions.

LONG-TERM VS. SHORT-TERM CAPITAL GAINS:

▪	Long-term capital gains are realized on securities held by a Fund for more than one year and are part of your capital gain distribution.

▪	Short-term capital gains are realized on securities held by a Fund for less than one year and are part of your dividend distributions.

The Funds distribute capital gains, if any, annually. The Wise Fund distributes dividends, if any, monthly and the Ethical Fund distributes dividends, if any, annually. This policy is subject to change at any time. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Funds as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

Shareholder Services

Online Account Access

For your convenience, you may access your account online 24 hours a day/7 days a week to review your account balances or histories. Simply go to the Azzad website at https://azzadasset.com/client-access/ and use your social security number (or tax identification number) and investor number (located on your account statement) to access your Azzad Funds account. To obtain additional information about accessing your account online, call toll free 888-350-3369.

Automatic Investment Plan

Automatic investment plans are available for your convenience to purchase shares at specified intervals (10th or 20th of each month) without having to manually initiate each transaction. Automatic investment plans allow you to purchase Fund shares by having specified amounts automatically deducted from your bank account and invested in a Fund monthly. To establish this service for your account, you may contact Azzad toll free at 888-350-3369 between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time. This service may take up to four weeks to begin. Also, due to the varying procedures to prepare, process, and forward the bank withdrawal information to the Funds, there may be periodic delays in posting the funds to your account.

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Dollar-cost averaging. By participating in an automatic investment plan with a Fund, you will be practicing dollar cost averaging. Dollar-cost averaging is an investment strategy design to avoid the pitfalls of market timing by investing equal amounts of money at regular intervals (monthly, quarterly, so on) over a long period of time. The advantage of dollar-cost averaging is that an investor buys more shares at lower prices, and fewer shares at higher prices. As a result, an investor ends up paying an average price per share over time. The important key is to stick with dollar-cost averaging through periods of rising and falling markets. Of course, no strategy can guarantee a profit, or protect your investment from losses.

Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (SEC), Annual and Semiannual Shareholder Reports will be made available on the Azzad website (https://azzadasset.com/azzad-funds/) and you will be notified by mail each time a report is posted, and provided with a website link to access the report. You may also elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to https://azzadasset.com/azzad-funds-online-access/.

The independent registered public accountant firm of Sanville & Company audits the financial statements appearing in annual reports. You will also receive quarterly statements by mail. If your address changes, it is your responsibility to contact the Funds with your address information.

To keep the Funds’ costs as low as possible and to conserve paper usage, where practical we attempt to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, rather than send a separate report to each shareholder, we will send just one report to that address. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate statements, please notify Mutual Shareholder Services at 888-350-3369.

Reporting to Third Party Information Providers

The Funds provide various third-party information providers such as Morningstar, Lipper, and others, as well as various third-party consultants, with Fund information. These information providers may receive Fund information such as a Fund’s holdings and NAV (Net Asset Value) and other Fund information, in advance of Shareholders. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Annual Report and Semi-Annual Report to Fund shareholders, and in the quarterly holdings report on Form N-PORT. The Annual and Semi-Annual Reports are available by contacting the Funds’ transfer agent, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 or calling 888-350-3369. The Funds’ top 10 holdings as of the calendar quarter-end are most typically posted on the Funds’ website at www.azzadasset.com.

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Financial Highlights

Financial Highlights (Azzad Ethical Fund)

The financial highlights table is intended to help you understand the Ethical Fund’s financial performance for the last five years. Total return represents the rate that an investor would have earned (or lost) on an investment in the Ethical Fund, assuming reinvestment of all dividends and other distributions. The information for the five fiscal years ended June 30, 2023, were audited by Sanville & Company, whose report, along with the Ethical Fund’s financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report.

The annual report is available free, upon request, by calling toll-free 888-350-3369.

For a capital share outstanding throughout each period indicated Azzad Ethical Fund

For the Years Ended				
	6/30/2023	6/30/2022	6/30/2021	6/30/2020	6/30/2019
Net Asset Value, at Beginning of Year	$ 13.05	$ 20.13	$ 15.57	$ 14.84	$ 14.18
Income From Investment Operations:					
Net Investment Income (Loss) *	(0.08)	(0.12)	(0.12)	(0.04)	0.00 ^
Net Gain (Loss) on Securities (Realized and Unrealized)	3.56	(4.53)	5.71	1.71	1.43
Total from Investment Operations	3.48	(4.65)	5.59	1.67	1.43
Distributions:					
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	(0.01)	(2.43)	(1.03)	(0.94)	(0.77)
Total Distributions	(0.01)	(2.43)	(1.03)	(0.94)	(0.77)
Redemption Fees (a)	0.00	0.00	0.00 ^	0.00 ^	0.00 ^
Net Asset Value, at End of Year	$ 16.52	$ 13.05	$ 20.13	$ 15.57	$ 14.84
Total Return **	26.66%	(26.46)%	36.53%	11.63%	11.24%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 137,619	$ 106,126	$ 137,531	$ 101,046	$ 88,513
Before Waivers					
Ratio of Expenses to Average Net Assets	1.14%	1.12%	1.15%	1.15%	1.14%
Ratio of Net Investment Loss to Average Net Assets	(0.70)%	(0.82)%	(0.80)%	(0.42)%	(0.15)%
After Waivers					
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Asset	(0.55)%	(0.69)%	(0.64)%	(0.26)%	0.00%
Portfolio Turnover	27.88%	26.23%	64.12%	34.77%	49.29%

(a) The Fund charged a 2.00% redemption fee on shares redeemed within 90 days of purchase. Effective November 1, 2020, the Fund no longer charges a redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

^ Amount calculated is less than $0.005 per share.

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Financial Highlights (Azzad Wise Capital Fund)

The financial highlights table is intended to help you understand the Wise Fund’s financial performance for the last five fiscal years. Total return represents the rate that an investor would have earned (or lost) on an investment in the Wise Fund, assuming reinvestment of all dividends and other distributions. The information for the five fiscal years ended June 30, 2023, were audited by Sanville & Company, whose report, along with the Wise Fund’s financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report.

The annual report is available free, upon request, by calling toll-free 888-350-3369.

For a capital share outstanding throughout each period indicated Azzad Wise Capital Fund

For the Years Ended				
	6/30/2023	6/30/2022	6/30/2021	6/30/2020	6/30/2019
Net Asset Value, at Beginning of Year	$ 10.45	$ 11.00	$ 10.65	$ 10.57	$ 10.43
Income From Investment Operations:					
Net Investment Income *	0.22	0.13	0.12	0.17	0.18
Net Gain (Loss) on Securities (Realized and Unrealized	0.09	(0.50)	0.35	0.08	0.19
Total from Investment Operations	0.31	(0.37)	0.47	0.25	0.37
Distributions:					
Net Investment Income	(0.21)	(0.15)	(0.10)	(0.17)	(0.19)
Realized Gains	(0.01)	(0.03)	(0.02)	0.00	(0.04)
Total Distributions	(0.22)	(0.18)	(0.12)	(0.17)	(0.23)
Redemption Fees (a)	0.00	0.00	0.00 ^	0.00 ^	0.00 ^
Net Asset Value, at End of Year	$ 10.54	$ 10.45	$ 11.00	$ 10.65	$ 10.57
Total Return **	2.99%	(3.46)%	4.39%	2.41%	3.63%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 232,124	$ 211,212	$ 195,432	$ 151,034	$ 139,638
Before Waivers/Recoupment					
Ratio of Expenses to Average Net Assets	0.97%	0.98%	1.20% +	1.42%	1.43%
Ratio of Net Investment Income to Average Net Asset	1.98%	1.14%	1.01%	1.52%	1.58%
After Waivers/Recoupment					
Ratio of Expenses to Average Net Assets	0.89%	0.89%	1.08% +	1.29%	1.29%
Ratio of Net Investment Income to Average Net Asset	2.06%	1.23%	1.14%	1.64%	1.72%
Portfolio Turnover	24.00%	26.47%	22.06%	50.14%	39.40%

(a) The Fund charged a 2.00% redemption fee on shares redeemed within 90 days of purchase. Effective November 1, 2020, the Fund no longer charges a redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

^ Amount calculated is less than $0.005 per share.

+ As of January 1, 2021, the Adviser reduced its annual management fee to 0.80% of the average daily net assets and reduced its annual fund operating expenses after fee waiver and/or expense reimbursement to 0.89% of the average daily net assets.

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Account Types

You may invest in the Funds through the following types of accounts (their respective applications can be downloaded online at www.azzadasset.com, for a hard copy call 888-350-3369):

INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS (regular mutual fund accounts)

Individual and sole proprietorship accounts are owned by one person; joint accounts can have two or more owners. All owners of the joint account must sign written instructions to purchase or redeem shares or to change account information exactly as their names appear on the account. If you elect telephone privileges, however, redemption requests by telephone may be made by any one of the joint account owners.

RETIREMENT ACCOUNTS

The Funds offer various tax-deferred retirement plans and accounts, including Traditional IRAs, Roth IRAs, Rollover IRAs, SEP (Simplified Employee Pension) IRAs, and SIMPLE IRAs. A Fund’s shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your legal or tax adviser.

UNIFORM GIFT OR TRANSFER TO MINOR ACCOUNTS (UGMA, UTMA)

Depending on the laws of your state, you can set up a custodial account under the Uniform Gift (or Transfers) to Minors Act. These custodial accounts provide a way to give money to a child and obtain tax benefits. To open a UGMA or UTMA account, you must include the minor’s social security number on the application and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.

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COVERDELL EDUCATION SAVINGS ACCOUNTS (formerly EDUCATION IRA)

You may establish a tax-deferred education savings account on behalf of any child with a Social Security Number to help save for his/her education. Account redemptions may be used for qualified primary, secondary, post-secondary or higher education expenses.

FOR AN ORGANIZATION

You may open an account for a trust, corporation, partnership, endowment, foundation, or other entity. For corporations, a corporate resolution signed by an authorized person with a signature guarantee is required. For partnerships, a certification for a partnership agreement or the pages from the partnership agreement that identify the general partners is required. An authorized officer of the corporation or other legal entity must sign the application. For trust accounts, the trust must be established before you can open the account. You must include the name of each trustee, the name of the trust and provide a certification for trust, or the pages from the trust document that identify the trustees.

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Privacy Policy Notice

The Azzad Funds Commitment to Protecting Your Privacy

PLEASE READ AND RETAIN FOR YOUR RECORDS

The following is a description of the Funds’ policy regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. If you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Funds collect the following nonpublic personal information about you:

•	Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•	Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Funds do not disclose any nonpublic personal information about current or former shareholders to affiliated or unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to its service providers (such as the Funds’ custodian and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

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Additional Information

INVESTMENT ADVISER                                      AZZAD ASSET MANAGEMENT, INC.

3141 FAIRVIEW PARK DRIVE

SUITE 355

FALLS CHURCH, VIRGINIA 22042

TEL: 703-207-7005

FAX: 703-852-7478

WEB: WWW.AZZADASSET.COM

EMAIL: hello@azzadasset.com

INDEPENDENT REGISTERED                          SANVILLE & COMPANY

PUBLIC ACCOUNTING FIRM                             2617 HUNTINGDON PIKE

HUNDINGDON VALLEY, PA 19006

TRANSFER AGENT AND                                     Mutual Shareholder Services, LLC

FUND ACCOUNTANT                                             8000 Town centre dr.

Suite 400

Broadview hEIGHts, OH 44147

TEL: 888-350-3369

CUSTODIAN                                                               HUNTINGTON NATIONAL BANK

7 EASTON OVAL

COLUMBUS, OH 43219

LEGAL COUNSEL                                                     THOMPSON HINE LLP

312 WALNUT STREET

20th Floor

CINCINNATI, OH 45202

Additional information about the Funds has been filed with the Securities and Exchange Commission (the “SEC”) in a Statement of Additional Information, and in the Funds’ annual and semi-annual reports to shareholders. The Funds’ Statement of Additional Information contains more detailed information about the Funds and its management and operations. The Statement of Additional Information is incorporated by reference into this prospectus and is legally part of it. The Funds’ annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

These documents (and other information about the Funds) are available free of charge upon request to Mutual Shareholder Services, LLC 8000 Town Centre Drive. Suite 400 Broadview Heights, OH 44147 Tel: 888-350-3369 or 440-922-0066. The Funds’ SAI, annual and semi-annual reports and other information can also be obtained by E-mail request to: hello@azzadasset.com. You can also review and copy the Funds’ reports, SAI, and other information by visiting the Public Reference Room of the Securities and Exchange Commission (“SEC”) at 100 F. Street NE, Washington, DC 20549. Please call 202-551-8090 to learn the Public Reference Room’s business hours. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of the Funds’ reports and SAI, may be obtained for a fee, by writing to the Public Reference Room at this address, or by e-mailing your request to PUBLICINFO@SEC.GOV. Because the Funds’ SAI and other reports are available through the above sources, the Funds do not make them available on the Funds’ website.

Investment Company Act File Number: 811-08021

AZZAD®

THE AZZAD FUNDS

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2023

Azzad Wise Capital Fund (WISEX)

Azzad Ethical Fund (ADJEX)

Azzad Ethical Fund (“Ethical Fund”) and Azzad Wise Capital Fund (“Wise Fund”) (each a “Fund” and collectively, the “Funds”) are series of Azzad Funds (the “Trust”). This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the Prospectus for the Wise Fund and Ethical Fund dated November 1, 2023, as it may be supplemented. The Trust’s Annual Report to Shareholders for the Funds dated June 30, 2023, accompanying notes, and Report of Independent Registered Public Accounting Firm appearing in the Annual Report are incorporated by reference and made a part of this Statement of Additional Information. Copies of the Prospectus, Annual Report, and Semi-Annual Report may be obtained free of charge by calling toll free 888-350-3369. This SAI is incorporated by reference into the Prospectus.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS	2
TRUSTEES AND EXECUTIVE OFFICERS	8
INVESTMENT ADVISORY AND OTHER SERVICES	10
PORTFOLIO MANAGEMENT	11
SUB-ADVISER (AZZAD ETHICAL FUND)	12
SUB-ADVISER (AZZAD WISE CAPITAL FUND)	14
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	18
CODE OF ETHICS	19
ADMINISTRATOR	19
TRANSFER AGENT	19
CUSTODIAN	19
SHAREHOLDER SERVICING AND DISTRIBUTION PLANS	20
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE	20
TAXATION	21
PURCHASE OF SHARES	22
DIVIDENDS AND DISTRIBUTIONS	22
NET ASSET VALUE	22
REDEMPTION OF SHARES	23
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23
OTHER INFORMATION	23
ORGANIZATION	23
FINANCIAL STATEMENTS	24
PROXY VOTING PROCEDURES	24
DISCLOSURE OF PORTFOLIO HOLDINGS	24
ANTI-MONEY LAUNDERING COMPLIANCE	25

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objectives and policies of the Funds are described in the Funds’ Prospectus. All investments are subject to the overall policy of making investment decisions according to ethical principles, as described in the Prospectus. Additional information regarding the Funds’ investment risks, policies, and restrictions is set forth in this SAI.

Investment Policies and Associated Risks

The following discussion supplements the disclosure in the Prospectus about the Azzad Funds' investment techniques, strategies, and risks. Unless otherwise noted, the policies described in this SAI are not fundamental and may be changed by the Board of Trustees. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic, and political conditions and other factors, there is no assurance that the Funds’ investment objectives will be achieved.

Each Fund is a diversified series of the Trust, an open-end, management company organized as a Massachusetts business trust on October 4, 2001 (formerly Islamia Group of Funds). The Wise Fund invests primarily in securities issued by counterparties in transactions structured to be compliant with the Wise Fund's ethical investment restrictions, which are described in the Prospectus. The Wise Fund may also invest in other fixed-income and dividend-paying securities that are structured to provide returns consistent with the Wise Fund's ethical investment restrictions, which are described in the Prospectus. Such securities include common stocks and American Depositary Receipts ("ADRs"). The Ethical Fund invests primarily in equity securities of mid-capitalization companies that the Adviser believes are high quality and/or exhibit above-average growth potential and that under normal market conditions, meet the Ethical Fund’s ethical investment criteria. The investment adviser for each Fund is Azzad Asset Management, Inc. (the “Adviser”).

Equity Securities The equity securities in which the Funds may invest consist of common stock. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond the control of the Adviser. As a result, the returns and net asset values of the Funds will fluctuate. Securities in the Funds’ portfolios may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Initial Public Offerings (“IPOs”) IPOs are a form of equity security. IPOs can have a dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. These are companies that have been in operation for a short period of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If a Fund does not intend to make a long-term investment in the IPO (it is sometimes possible to immediately sell an IPO at a profit), the Adviser may not perform the same detailed research on the company that it does for core holdings.

Mid-Capitalization Companies The Adviser considers companies within the Russell Mid Cap Growth benchmark to be mid-capitalization companies. As of September 30, 2023 (the quarter-end closest to the index's rebalance) this range of market capitalizations was between approximately $310 million and $53 billion. Investing in such companies may be riskier than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets, and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect a Fund’s ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- capitalization company for which there is limited liquidity might trade the security when a Fund is attempting to dispose of its holdings in that security. In that case, the Fund might receive a lower price for its holdings than otherwise might be obtained.

Real Estate Investment Trust (REIT) Securities Subject to its investment policies and restrictions, a Fund may invest in securities issued by REITs. A REIT is a domestic corporation (or a trust or association otherwise taxable as such for federal tax purposes) that meets certain requirements of the Code. The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a modified pass-through vehicle for federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets), and must annually distribute to its shareholders 90% or more of its taxable income (including net capital gains). Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. It is anticipated, although not required, that under normal circumstances, a majority of each Fund's investments in REITs will consist of shares issued by equity REITs.

The prices of securities issued by companies engaged in the real estate industry may change in response to interest rate changes. At times, when interest rates go up, the value of securities issued by companies in the real estate industry goes down. If a Fund focuses its real estate related investments in a geographic area or in a property type, the Fund will be particularly subject to the risks associated with that geographic area or property type.

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Sukuk The Wise Fund may invest in sukuk. Sukuk are used to finance projects and asset acquisitions while avoiding interest. Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. The Sukuk are therefore considered to be asset-based securities. Sukuk grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts, and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Fund (as the investor), is relying on the creditworthiness of the issuer for all payments required by the sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuk do not earn interest payments. Sukuk may be issued by international financial institutions, foreign governments and agencies of foreign governments and even global corporations. Like conventional bonds, rating agencies rate sukuk based on their credit quality and the issuer’s ability to pay investors. Sukuk receive ratings that look exactly like conventional bonds.

Wakala The Wise Fund may invest in wakala. As an element of Islamic finance, wakala means “agency agreement.” In its capacity as an agent, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. As agent, the bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with the investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank.

Profit Rate Swap The Wise Fund may invest in profit-rate swaps. In a profit-rate swap, two parties enter into a series of separate contracts. An Islamic profit rate swap allows two parties to exchange a series of profit payments in a single currency in exchange for another series of payments in the same currency. For example, a profit rate swap is undertaken to swap a three, four, or five year (or other term) fixed rate contract for a variable rate, which is adjusted annually. The fixed-rate side of the transaction is a commodity murabaha in which a commodity is sold with a markup where installment payments are equal to the fixed rate profit payments, and there is a balloon payment of the principal at maturity in three, four, or five years (or other term), as applicable. Upon delivery of the commodity, it is sold for the current market price. On the floating-rate side, a commodity is sold with a markup priced with a spread over an interest rate benchmark where installments are equal to the floating rate profit payment, and there is a balloon payment of the principal at maturity in one year. Upon delivery of the commodity, it is sold for the current market price. The parties repeat the floating-rate contract annually for three, four, or five years (or other term), as applicable, using the interest rate benchmark at the time each contract is signed, with no contracts being dependent upon the existence of any others. A profit rate swap allows for the exchange of profit rate cash flows between the fixed rate party and the floating rate party or vice versa implemented through the execution of a series of underlying contracts to trade certain assets under the Shariah principles of Murabaha. The profit rate cash flows are calculated on a notional principal amount, at specified intervals during the life of the contract.

In a profit-rate swap using Waad (a unilateral promise), each of the two parties issues an undertaking waad to enter into a murabaha transaction if it is beneficial for the other party. The party out of the money at each date pays a premium above market price equal to the difference between the fixed rate and the variable rate. The Wise Fund will only invest in profit rate swaps if it is determined that this investment is in accordance with the Wise Fund’s ethical investment philosophy.

The Wise Fund’s exposure to profit-rate swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Wise Fund invests may not be perfectly correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in a fashion that is different from that originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts may be erroneously priced or improperly valued and, as a result, the Wise Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts may have tax consequences to the Wise Fund and its shareholders. For example, derivative contracts may cause the Wise Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Wise Fund, if the value of the Wise Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Wise Fund’s investments. Any such termination of the Wise Fund’s OTC derivative contracts may adversely affect the Wise Fund (for example, by increasing losses and/or costs, and/or preventing the Wise Fund from fully implementing its investment strategies). Sixth, the Wise Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Wise Fund makes a profit on the difference (less any payments the Wise Fund is required to pay under the terms of the contract).

To secure its obligations in connection with profit-rate swaps, the Wise Fund will either own the underlying assets, enter into offsetting transactions, or set aside cash or readily marketable securities. The Wise Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. By setting aside cash or readily marketable securities equal to only its net obligations under swaps, the Wise Fund will have the ability to employ leverage to a greater extent than if the Wise Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. The requirement that the Wise Fund segregate assets may cause the Wise Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Wise Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the Securities and Exchange Commission (“SEC”) and its staff.

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Trade Finance Trade finance investments in which the Wise Fund may invest consist primarily of loans or similar instruments used to finance international trade and related infrastructure projects, such as, for example, facilities for pre-export finance, process and commodities finance, receivables financing, factoring or forfeiting, trade credit insurance, letters of credit and other documentary credits, documentary collection, promissory notes, bills of exchange and other negotiable instruments. The Wise Fund may invest in such investments by way of purchase, assignment, participation, guarantee, insurance or another financial instrument. Trade finance transactions may include both domestic and international transactions, and may include sellers of goods or services, buyers of such goods or services, intermediaries such as banks and other financial institutions as lenders, insurers, and other parties. A trade finance transaction can involve various structures. For example, while a seller (or exporter) can require a purchaser (an importer) to prepay for goods shipped, the purchaser (importer) may wish to reduce risk by requiring the seller to document the goods that have been shipped. Banks, financial institutions or other lenders may assist by providing various forms of support, such as a letter of credit provided by the importer’s bank to the exporter (or the exporter's bank) providing for payment upon presentation of certain documents (for example, a bill of lading). The exporter's bank also may make a loan (by advancing funds) to the exporter based on the export contract.

Trade Finance securities are located primarily in or have exposure to global emerging markets. As such, the Wise Fund is subject to all the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance asset class such as liquidity risk, credit rating risk, and counter-party risk. The Wise Fund will only invest in trade finance related securities if it is determined that this investment is in accordance with the Wise Fund’s ethical investment philosophy.

Special Purpose Entity Certificates The Wise Fund may invest in certificates issued by special purpose entities established by various financial institutions as part of transactions involving guarantees by the financial institutions of arrangements designed to assure that the issuers of the certificates have sufficient funds to make all payments required by the certificates. There is no assurance that the issuers of the certificates will be able to make such payments.

Investment Companies The Wise Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as "Underlying Funds").  The Investment Company Act of 1940, as amended (the “1940 Act”) provides that mutual funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the "5% Limit"), and (3) invest more than 10% of its assets in investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Wise Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Wise Fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the 1940 Act, as amended, provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Wise Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Wise Fund and all affiliated persons of the Wise Fund; and (ii) the Wise Fund has not offered, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.5%. An investment company that issues shares to the Wise Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than 30 days. The Wise Fund (or the Adviser acting on behalf of the Wise Fund) must comply with the following voting restrictions:  when the Wise Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Wise Fund, the Wise Fund will either seek instruction from the Wise Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Wise Fund in the same proportion as the vote of all other holders of such security.

Further, the Wise Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limit and the 10% limit, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

The Wise Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Wise Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Wise Fund will be obligated to redeem shares held by the Wise Fund only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Shares held by the Wise Fund in excess of 1% of an Underlying Fund's outstanding securities therefore will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Wise Fund's total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Wise Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Wise Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities. Investment decisions by the investment advisers of the Underlying Funds are made independently of the Wise Fund and its Adviser. Therefore, the investment adviser of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Wise Fund without accomplishing any investment purpose.  Because other investment companies employ an investment adviser, such investments by the Wise Fund may cause shareholders to bear duplicate fees.

Restricted and Illiquid Securities Each Fund may invest up to 15% of its net assets in securities that are considered illiquid. A security is illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the

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Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the Securities Act of 1933, as amended (the “1933 Act”), and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation by the Adviser, pursuant to procedures adopted by the Board of Trustees of the Trust, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

Closed-End Investment Companies The Funds may invest their assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Funds would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase, and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Foreign Equity Securities The Wise Fund may invest in foreign equity securities, including investments in American Depositary Receipts (ADRs), Global Depositary Receipts (“GDRs”) covering such securities or through the purchase of individual securities on recognized exchanges and developed over-the-counter markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company then about a U.S. Company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers, and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, when the Wise Fund invests in foreign securities, their operating expenses are likely to be higher than those of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses are expected to be higher.

Options The Wise Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Wise Fund’s portfolio and to generate income or gain for the Wise Fund. The Wise Fund will only invest in options if it is determined that this investment is in accordance with the Wise Fund’s ethical investment philosophy. The ability of the Wise Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Wise Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

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The Wise Fund may write (sell) covered call options and covered put options and purchase call and put options. The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Wise Fund (and involved in the options) on a Wise Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium. A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option. Call options on securities which the Wise Fund sells (writes) will be covered or secured, which means that the Wise Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Wise Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily. When the Wise Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received, and the market value of the underlying security determine the gain or loss realized by the seller.

When the Wise Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. To cover a put option, the Wise Fund deposits high quality liquid securities in a segregated account at its custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Wise Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Wise Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Wise Fund. The Wise Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Wise Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received, and the interest earned on its segregated account. Although the Wise Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Wise Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

The Wise Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Wise Fund’s objective. The Wise Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Wise Fund can effect a closing purchase transaction if it desires to close out its position. Consistent with the investment policies of the Wise Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security. Effecting a closing purchase transaction will permit the Wise Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Wise Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. The Wise Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Wise Fund would normally terminate the call position. The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Wise Fund will experience a loss on the option contract equal to the deficiency.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Azzad Wise Capital Fund and the Azzad Ethical Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Azzad Wise Capital Fund or the Azzad Ethical Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Azzad Wise Capital Fund and the Azzad Ethical Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money The Funds will not borrow money or property, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

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2. Senior Securities The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans The Funds will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund's total assets); (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities.

7. Concentration. Azzad Ethical Fund will not invest 25% or more of its total assets in a particular industry. The Azzad Wise Capital Fund will invest at least 25% of its total assets in the financial services industry. For this purpose, an investment in the financial services industry includes the purchase of notes issued by counterparties that are in the financial services industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities or repurchase agreements with respect thereto.

8. Investment Companies Azzad Ethical Fund may not purchase securities of other investment companies unless (a) such securities are consistent with the investment objective of the Fund and the investment companies operate in a manner consistent with Azzad’s ethical principles and (b) such purchase is in compliance with the 1940 Act and applicable state law. However, no such restriction shall apply to a purchase of investment company securities in connection with a merger, consolidation, acquisition, or reorganization.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Non-Fundamental Investment Limitations The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Fundamental Investment Limitations” above).

1. Pledging The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of a Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving options, futures contracts, short sales, and other permitted investments, and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3. Margin Purchases The Funds will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options or futures contracts.

4. Illiquid Investments The Funds will not invest 15% or more of their separate net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5. Preferred Stock and Warrants The Azzad Ethical Fund will not invest in preferred stock and warrants.

6. Options Azzad Ethical Fund will not purchase or sell options, except that the Fund may purchase covered call options as a method to increase the income received from common stocks owned by the Fund. The Fund may sell (write) covered call options and purchase call options to close out call options previously written. The Fund currently does not write covered call options.

7. Ethical Investments Under normal market conditions, the Azzad Ethical Fund will invest at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in securities meeting the Fund’s ethical investment criteria.

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Portfolio Turnover

The Funds will generally not invest for short-term trading purposes, and portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the portfolio manager, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

TRUSTEES AND EXECUTIVE OFFICERS

The Board of Trustees supervises the business and management activities of the Trust and approves all significant agreements between the Trust and outside service providers. The Board of Trustees is scheduled to meet four times a year. A discussion of the Trustees’ considerations regarding the Adviser’s Investment Advisory Agreement, as well as a discussion of the renewal of the Wise Fund’s Sub-Advisory Agreement and Ethical Fund’s Sub-Advisory Agreement are contained in the Funds’ Annual Report for the fiscal year ended June 30, 2023. A discussion of the Trustees’ considerations and renewal of the Wise Capital Fund’s Sub-subadvisory Agreement is included in the Wise Fund’s Annual Report for the fiscal year ended June 30, 2023.

Each Trustee shall hold office until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee dies, resigns, retires, or is removed.

The following table contains information concerning each officer of the Trust and each Trustee of the Trust who is an "interested person" of the Trust, as defined in the 1940 Act. Mr. Qasem is an "interested person" because he is an officer of the Trust and an officer of the Adviser.

Name, Address, and Age	Positions Held With the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Bashar Qasem 3141 Fairview Park Drive Suite 355 Falls Church, VA 22042 Age: 59	Chairman, President, Treasurer, and Trustee	Indefinite / Since 2000	President of Azzad Asset Management, Inc. (since its inception in 2000; Operating Manager of Azzad Asset Management, Inc. (investment adviser) (1997 to 1999).	2	None
Jamal Elbarmil 3141 Fairview Park Drive Suite 355 Falls Church, VA 22042 Age: 62	Secretary and Controller	Indefinite / Since 2000	Vice President and Portfolio Manager at Azzad Asset Management, Inc. (since 2001 and 2008 respectively).	N/A	None
Manal Fouz* 3141 Fairview Park Drive Suite 355 Falls Church, VA 22042 Age: 49	Chief Compliance Officer	Indefinite / Since 2007	Operations Manager and Compliance Officer for Azzad Asset Management, Inc. (since 2002 and 2007 respectively).	N/A	None

*Manal Fouz is the wife of Bashar Qasem.

The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act.

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Name, Address, and Age	Positions Held With the Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 75	Trustee	Indefinite, Since 2000	Retired. Formerly Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to 2020)	2	None
Umbereen R. Ahmed 8220 Crestwood Heights Drive, 1010 Mclean, VA 22102 Age: 49	Trustee	Indefinite, Since 2020	Member of the executive sales team at Salesforce (2020 to present). Prior to joining Salesforce, Ms. Ahmed held various sales and executive positions with Microsoft.	2	None
Damani Ingram 8609 Waterside Court, Laurel, MD 20723 Age: 52	Trustee	Indefinite, Since 2020	Partner and Managing Attorney of The Ingram Firm, LLC (since 2001 to present), Columbia, MD.	2	None

Leadership Structure and Board of Trustees

The Trust is led by Mr. Qasem and does not have an independent lead trustee. As part of its annual governance assessment, the Trust reviews the collective and individual experience, qualifications, and skills of the Trustees. Qualifications common to all Trustees are strong educational backgrounds, lifetimes of experience in business and finance, personal investments in the Funds, and an ability to effectively evaluate information about the Funds, the Adviser, and its service providers. Three of the four Trustees are independent Trustees.

Mr. Qasem, an interested member of the Board and CEO of the Adviser, serves as the Board’s Chairman. The Board believes that its leadership structure is appropriate given the Funds’ size and investment objectives. Mr. Qasem has over 26 years experience in the investment management field and has served as chairman of the Azzad Funds since their inception. Mr. Qasem brings to the Board an advantageous insight into the Funds’ operations, investment objectives, and history. The Board believes that, currently, he is the most qualified to serve as Chairman. Independent Trustees meet once a quarter, outside of the Adviser’s presence, to discuss the Board’s effectiveness, any matters of concern, and the Funds in general. The Board feels that the current leadership structure is appropriate because Mr. Qasem, in his role as CEO of the Adviser, provides the Board with insight into the day-to-day operations of the Funds and he is receptive to inquiries and suggestions from the other Trustees in their areas of expertise and experience.

In determining that each Trustee is qualified to serve on the Board, the Board considers a variety of criteria, including actual service, commitment, and participation of each member during his tenure with the Funds. The following are additional qualifications of each Trustee:

Bashar Qasem is the founder and president of the Funds’ Adviser, Azzad Asset Management, established in 1997. For over 24 years, the Adviser has provided investment management services to the Azzad Funds and other investors. Mr. Qasem is one of the few in the United States to earn the prestigious AAOIFI (Accounting and Auditing Organizations for Islamic Financial Institutions) designation, Certified Shariah Advisor and Auditor. AAOIFI is an internationally recognized organization that oversees Islamic financial organizations. Mr. Qasem has served as the Funds’ chairman since their inception, and his institutional knowledge of the Funds is an important part of Board discussions. Mr. Qasem was selected to serve as a Trustee based primarily on his experience in the investment management industry and prior mutual fund experience as a Trustee of Islamia Funds.

Syed Raheemullah is retired. Prior to his retirement, Mr. Raheemullah was an engineer for Lucent Technologies. He has served as a Trustee of the Trust since its inception, and his past experiences with mutual funds contributes to Board decision-making. Mr. Raheemullah was selected to serve as Trustee based primarily on his general business experience and prior mutual fund experience as a Trustee of Islamia Funds.

Umbereen Ahmed is a sales executive for Salesforce.com, Inc. Prior to joining Salesforce, Ms. Ahmed served in various business development and sales positions at Microsoft Corporation. Ms. Ahmed was selected to serve as Trustee based primarily on her business development and executive sales business experience. She was elected as Trustee by the Board, including a majority of Independent Trustees on October 6, 2020.

Damani Ingram is an attorney at the law firm of The Ingram Firm, LLC. Mr. Ingram is a litigator, legal advisor and advocate for his clients. He has also served as a legal advisor to notable nonprofit organizations in the Great Washington DC area. Mr. Ingram was selected to serve as Trustee primarily because of his legal background. He was elected as Trustee by the Board, including a majority of Independent Trustees on October 6, 2020.

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The Trust's Audit Committee consists of Mr. Raheemullah, Mr. Ingram and Ms. Ahmed. The Audit Committee is responsible for overseeing the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Funds’ financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds’ independent registered public accounting firm and the full Board of Trustees. During the fiscal year ended June 30, 2023, the Audit Committee held three meetings.

Board Role in Risk Oversight

The Board’s role in management of the Azzad Funds is oversight. Daily management of the Funds, selection of Fund holdings, administration and distribution services, and management of operational and portfolio risk are the responsibilities of the Adviser. The Board obtains and reviews various reports and agreements from the Adviser, service providers, auditors, and the Funds’ compliance officer. The Board meets independently with the Funds’ Chief Compliance Officer (“CCO”) at least once a year (or whenever a material event occurs) to discuss the Adviser and Funds’ compliance procedures and findings. In addition, the portfolio manager for the Funds reports to the Board, at least once a year, on various potential risks to the Funds including investment, liquidity, and operational risks.

The following table provides information regarding shares of and other portfolios of the Trust owned by each Trustee as of December 31, 2022.

Name of Trustee	Dollar Range of Equity Securities in Azzad Ethical Fund	Dollar Range of Equity Securities in Azzad Wise Capital Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee Within the Azzad Funds
Bashar Qasem	Over $100,000	None	Over $100,000
Syed K. Raheemullah	$1-$10,000	None	$1-$10,000
Abed Awad*	Over $100,000	Over $100,000	Over $100,000
Damani Ingram	None	None	None
Umbereen R. Ahmed	None	None	None

*Effective as of June 21, 2023, Mr. Awad resigned as a Trustee.

For their service as Trustees, the Trustees who are not "interested persons" are entitled to receive compensation from the Trust. Compensation is based on a yearly compensation rate of $20 per one million assets under management, up to a maximum of $12,000 per trustee annually. Compensation is paid to each Trustee on a quarterly basis and calculated at the end of each quarter. The calculation is based on the assets under management at the end of each quarter divided by four times $20. None of the executive officers receives compensation from the Trust. The Funds will pay a pro rata portion of the fees payable to the Trustees who are not "interested persons," of the Funds.

During the fiscal year ended June 30, 2023, compensation paid by the Funds to the Trustees not affiliated with the Adviser was as follows:

Name of Person, Position	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Funds Expense	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees
Syed K. Raheemullah, Trustee	$8,412	$0	$0	$8,412
Damani Ingram, Trustee	$8,462	$0	$0	$8,462
Umbereen R. Ahmed, Trustee	$8,462	$0	$0	$8,462

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser's address is 3141 Fairview Park Drive, Suite 355, Falls Church, Virginia 22042. The Adviser can also be contacted by telephone at 888-862-9923. As of June 30, 2023, Mr. Qasem is deemed to control the adviser by virtue of his ownership of more than 25% of the Adviser’s outstanding voting shares.

The Adviser currently serves as the investment adviser pursuant to an Advisory Agreement with each Fund. The Adviser receives for its services to Wise Fund a management fee, at an annual rate of 0.80% of the average daily net assets of the Wise Fund. Prior to the date of this prospectus, the Adviser received for its services to Wise Fund a management fee, at an annual rate of 0.80% of the average daily net assets of the Wise Fund. The Adviser has contractually agreed to waive all or a portion of its fee or reimburse the Wise Fund for operating expenses, to the extent necessary to limit the Wise Fund's total annual operating expenses to 0.89% of average daily net assets through December 1, 2029. The Adviser receives for its services to Ethical Fund a management fee, at an annual rate of 0.80% of the average daily net assets of the Ethical Fund. The Adviser has agreed to waive all or a portion of its fee or reimburse the Ethical Fund for operating expenses, to the extent necessary to limit the Ethical Fund’s total annual operating expenses to 0.99% of average daily net assets through December 1, 2029. These fee waivers and expense reimbursements are subject to possible recoupment from each Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the expense limits that were in

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place at the time of the waiver or reimbursement or the expense limits in place at the time of recoupment. These agreements may be terminated only by the Board.

Under the Advisory Agreements, the Adviser provides the Funds with advice and assistance in the acquisition and disposition of the Funds’ investments. All investment decisions are subject to review by the Board of Trustees of the Trust. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers of the Trust or the Funds. The Funds pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. Operating Expenses, for purposes of the expense cap agreements, excludes brokerage costs; borrowing costs, including, without limitation, on dividends of securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; litigation, and other extraordinary expenses. The advisory fee paid by the Fund to the Adviser pursuant to the Advisory Agreement for the last three fiscal years is set forth below.

	For the Fiscal Years Ended June 30
Azzad Ethical Fund	2023	2022	2021
Net Advisory Fee Paid	$776,290	$910,357	$766,849
Advisory Fees Earned	$956,343	$1,084,544	$956,440
Advisory Fees Waived	$180,053	$174,187	$189,591
Azzad Wise Capital Fund	2023	2022	2021
Net Advisory Fee Paid	$1,555,367	$1,523,997	$1,462,613
Advisory Fees Earned	$1,733,115	$1,716,969	$1,683,752
Advisory Fees Waived/Recouped	$177,748	$192,972	$221,139

The Advisory Agreements are in effect for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually in accordance with the requirements of the 1940 Act as now in effect or as hereafter amended. The Advisory Agreements will terminate automatically in the event of its assignment. In addition, the Agreements are terminable at any time, without penalty, by the Board of Trustees of the Trust or by vote of a majority of a Fund's outstanding voting securities upon 60 days' written notice to the Adviser.

The same security may be suitable for the Funds or other accounts managed by the Adviser. If and, when, the Funds or two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Funds or accounts. The simultaneous purchase or sale of the same securities by the Funds and other accounts may have a detrimental effect on the Funds, as this may affect the price paid or received by the Funds or the size of the position obtainable or able to be sold by the Funds.

PORTFOLIO MANAGEMENT

Mr. Jamal Elbarmil manages the Ethical Fund and the equity portion of the Wise Fund. Mr. Elbarmil receives a market driven base salary and incentive compensation based on divisional revenue growth, individual performance, and the overall profitability of the Adviser.

The following provides information regarding other accounts managed by Mr. Jamal Elbarmil as of September 29, 2023:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Ethical Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts related to selection of brokers or dealers to execute Fund portfolio trade and/or specific use of commissions from Fund portfolio trades (for example, research or “soft dollars). The Adviser has adopted policies and procedures designed to address these potential material conflicts and believes several factors limit the presence of conflicts between accounts managed by its portfolio managers.

Ownership. Dollar Range of equity securities of the respective Funds held by the portfolio manager as of September 29, 2023.

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Name of Portfolio Manager	Dollar Range of Equity Securities in Azzad Ethical Fund	Dollar Range of Equity Securities in Azzad Wise Capital Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Portfolio Manager Within the Azzad Funds
Jamal Elbarmil	$50,0001-$100,000	$50,001-$100,000	$100,001-$500,000

SUB-ADVISER (AZZAD ETHICAL FUND)

The Adviser has retained Delaware Investments Fund Advisers (“DIFA”) to serve as sub-adviser to the Ethical Fund. As sub-adviser to the Ethical Fund, DIFA will provide investment advice and consultation on the Ethical Fund’s portfolio subject to the general supervision of the Adviser and Board of Trustees. The Adviser retains responsibility for selecting the portfolio securities for investment by the Ethical Fund, will continue to purchase and sell securities for the Ethical Fund and place orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees. For its services, DIFA will receive a fee from the Adviser. The Adviser shall pay sub-advisory fees to DIFA out of its own advisory fee. The compensation of any officer, director, or employee of DIFA who is rendering services to the Ethical Fund is paid by DIFA.

The Sub-Advisory Agreement will remain in force for an initial two-year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund’s outstanding voting securities, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund’s outstanding voting securities, by the Adviser, or by DIFA. The Sub-Advisory Agreement shall automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The subadvisory fees paid by the Adviser for the last three fiscal years are set forth below.

	For the Fiscal Years Ended June 30
Azzad Ethical Fund	2023	2022	2021
Sub-advisory Fees Paid*	$271,927	$338,702	$152,397

*For the period January 1, 2021, through April 30, 2021, prior to the appointment of DIFA as the Ethical Fund’s sub-adviser, Ivy Investment Management Company (“IICO”), in its capacity as sub-adviser, earned $97,981 in sub-advisory fees for the Ethical Fund, which were paid by the Adviser. For the period May 1, 2021, through June 30, 2021, DIFA earned $27,096 in sub-advisory fees for the Ethical Fund, which were paid by the Adviser.

Delaware Investments Fund Advisers (“DIFA”)

DIFA is a series of Macquarie Investment Management Business Trust, a business trust organized under the Delaware Statutory Trust Act and an SEC-registered investment adviser located at 100 Independence, 610 Market Street, Philadelphia, PA 19106. MIMBT is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI, DIFA, and other affiliates of MMHI are together known as Macquarie Asset Management Public Investments. DIFA provides investment sub-advisory services, including portfolio management, investment research and analysis, to registered investment companies. As of June 30, 2023, MMHI and its subsidiaries had approximately $183.5 billion in assets under management. As sub-adviser, DIFA provides the Adviser with a model, specific portfolio investment recommendations, and other consulting services.

DIFA’s mid cap growth team is led by Kim Scott, Nathan Brown and Bradley Halverson, each Senior Vice Presidents and Portfolio Managers of the mid cap product suite of mutual funds and institutional accounts.

Kim Scott is Senior Portfolio Manager and Team Lead of the mid cap product suite of mutual funds and institutional accounts. Prior to joining DIFA, Ms. Scott served in various levels of research and portfolio management positions throughout her career affiliated with the following companies: Ivy Investment Management Company, Bartlett & Company, NBD Bank, Johnson Investment Counsel, Inc., and the University of Cincinnati Medical Center. Her primary responsibilities included portfolio management and fundamental analysis of companies and equities for mutual funds, separate accounts, and personal trusts. Through this experience, Ms. Scott provided sector coverage for consumer non-durables, technology, retail, food and beverage, and tobacco. Ms. Scott graduated from the University of Kansas in 1982 with a BS in Microbiology. She earned an MBA in Finance from the University of Cincinnati in 1987. Ms. Scott is a CFA® Charterholder. She is a member of the CFA Institute and the CFA Society Kansas City.

Nathan Brown is Senior Portfolio Manager of the mid cap product suite of mutual funds and institutional accounts. Prior to joining DIFA, Mr. Brown was a portfolio manager and senior vice president for Ivy Investment Management Company from 2003 to 2021 and was an intern with Morgan Keegan from 2002 to 2003. From 1999 to 2001 he completed five rotations at General Electric-Aircraft Engine’s financial management program. In 1999 he was a securities analyst for Krause Fund, where his responsibilities were concentrated in the utilities sector. Mr. Brown graduated with honors from the University of Iowa, Henry B. Tippie School of Business in 1999 with a BBA in Finance. He earned an MBA with an emphasis in Finance and Accounting from Vanderbilt University, Owen Graduate School of Management in 2003.Mr. Brown is a CFA® Charterholder. He is a member of the CFA Institute and the CFA Society Kansas City.

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Bradley P. Halverson is Senior Portfolio Manager of the mid cap product suite of mutual funds and institutional accounts. Prior to joining DIFA, Mr. Brown was a senior portfolio manager for another investment company for Ivy Investment Management Company, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management as part of its April 30, 2021 acquisition of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the former investment sub-advisor of the Ethical Fund. He joined Ivy Investment Management Company in 2008 as an investment analyst on the small-capitalization growth team and took on portfolio management responsibilities in 2016. He earned a bachelor's degree and a master's degree in accounting from Brigham Young University and an MBA with an emphasis in finance and corporate strategy from the University of Michigan.

The following provides information regarding other accounts managed by Ms. Scott, Mr. Brown and Mr. Halverson as of June 30, 2023:

Kim Scott:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	7	$10,636	0	$0
Other Pooled Investment Vehicles	1	$193.0	0	$0
Other Accounts	5	$598.5	0	$0

Nathan Brown:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	7	$10,636	0	$0
Other Pooled Investment Vehicles	1	$193.0	0	$0
Other Accounts	5	$598.5	0	$0

Bradley Halverson:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	7	$10,636	0	$0
Other Pooled Investment Vehicles	1	$193.0	0	$0
Other Accounts	3	$598.5	0	$0

Compensation

Each portfolio’s manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary.  Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio managers manage. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant products and the investment management team) creates the "bonus pool" for the products. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. peer

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groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Asset Management Public Investments Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MAM Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for each such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DIFA has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

Some of the accounts managed by the portfolio manager as set forth in the table above may have performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio manager has an incentive to manage these accounts to enhance their performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee. A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While DIFA’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Ownership. Dollar Range of equity securities of the respective Funds held by the portfolio managers as of June 30, 2023.

Name of Portfolio Manager	Dollar Range of Equity Securities in Azzad Ethical Fund	Dollar Range of Equity Securities in Azzad Wise Capital Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Portfolio Managers Within the Azzad Funds
Kim Scott	None	None	None
Nathan Brown	None	None	None
Bradley Halverson	None	None	None

SUB-ADVISER (AZZAD WISE CAPITAL FUND)

The Adviser has retained Federated Investment Management Company (“Federated”) to serve as sub-adviser to the Wise Fund. Federated has retained Federated Hermes (UK) LLP (“Federated Hermes UK”), an affiliate of Federated, to aid in carrying out Federated’s duties as the Wise Fund’s sub-adviser. As sub-adviser to the Wise Fund, Federated directs the investment of the majority of the Wise Fund’s assets, in accordance with the investment objective and policies outlined in the Wise Fund’s prospectus and this Statement of Additional Information. With respect to the portion of the Wise Fund’s assets that it sub-advises, Federated furnishes investment information, advice and recommendations to the Wise Fund as to the acquisition, holding, or disposition of investments, all in accordance with the 1940 Act, periodic reporting as required and requested by the Adviser, and other provisions of the Sub-Advisory Agreement. The Adviser is responsible for the day-to-day portfolio management of the Wise Fund related to the dividend yielding equity portion of the Wise Fund’s portfolio and for ensuring that the Wise Fund’s holdings and portfolio management complies with its ethical investment mandate. The Adviser pays sub-advisory fees to Federated out of its own advisory fee.

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Under the terms of the Sub-subadvisory Agreement, the sub-subadvisory fee is paid out of the sub-advisory fee Federated receives, not by either the Wise Fund or the Adviser directly. The compensation of any officer, director or employee of Federated or Federated Hermes UK who is rendering services to the Wise Fund is paid by Federated or Federated Hermes UK, respectively.

Each of the Sub-Advisory Agreement and the Sub-subadvisory Agreement will remain in force for an initial two-year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Wise Fund’s outstanding voting securities, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Sub-Advisory Agreement may be terminated at any time, with 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the Wise Fund’s outstanding voting securities, by the Adviser, or by Federated. The Sub-subadvisory Agreement may be terminated at any time, with 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the Wise Fund’s outstanding voting securities, by Federated, or by Federated Hermes UK. The Sub-Advisory Agreement and the Sub-subadvisory Agreement shall each automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The sub-advisory fee paid by the Adviser to Federated pursuant to the Sub-Advisory Agreement for the last three fiscal years is set forth below. Under the terms of the Sub-subadvisory Agreement, the sub-subadvisory fee is paid out of the sub-advisory fee Federated receives, not directly by either the Wise Fund or the Adviser.

	For the Fiscal Years Ended June 30
Azzad Wise Capital Fund	2023	2022	2021
Sub-advisory Fees Paid	$498,425	$490,820	$468,708

Federated Investment Management Company

Federated Investment Management Company is a wholly owned subsidiary of Federated Hermes, Inc. Federated, and other subsidiaries of Federated Hermes, Inc., advise various equity, fixed-income, alternative/private markets, multi-asset and liquidity management strategies and a range of separately managed account strategies which totaled approximately $704 billion in assets as of June 30, 2023. Federated Hermes, Inc. was established in 1955 and is one of the largest investment managers in the United States with nearly 2,000 employees and provides investment products to more than 11,000 financial intermediaries and institutions. Federated receives certain credit research, portfolio management and other services from its affiliate, Federated Investors (UK) LLP, and receives certain administrative services from its affiliate, Federated Advisory Services Company. There will be no separate fee charged to or payable by the investment adviser, Azzad Asset Management, or the Wise Fund, for the services provided by Federated Investors (UK) or Federated Advisory Services Company to Federated.

Mr. Ihab Salib and Mr. John Polinski assist Mr. Elbarmil in managing the Wise Fund. Mr. Salib and Mr. Polinski receive a market driven fixed based salary and a variable annual incentive based primarily on Investment Product Performance and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance.

The following provides information regarding other accounts managed by Mr. Salib as of June 30, 2023:

Mr. Ihab Salib:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	15	$2,426.1	0	$0
Other Pooled Investment Vehicles	7	$456.2	0	$0
Other Accounts	2	$26.24	2	$406.6 million

Ihab Salib is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus a representative benchmark (i.e., ICE BofA 1-3 Year Gov/Corp Index) and versus the Wise Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

As noted above, Mr. Salib is also the portfolio manager for other accounts. Such other accounts may have different benchmarks and performance measures.

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The allocation or weighting given to the performance of the account or other accounts or activities for which Mr. Salib is responsible when his compensation is calculated may be equal or can vary.

In addition, Mr. Salib has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes senior management’s assessment of team contributions.

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Wise Fund is lesser than or equal to the weighting assigned to certain other accounts or activities, and is greater than or equal to the weighting assigned to certain other accounts or activities, used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to account performance and any other factors as deemed relevant.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy, or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

The following provides information regarding other accounts managed by Mr. Polinski as of June 30, 2023:

Mr. John Polinski:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$25.2	0	$0

John Polinski is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Wise Fund’s benchmark (i.e., ICE BofA ML 1-3 Year U.S. Treasury Index (formerly, BofA ML 1-3 Year U.S. Treasury Index)) and versus the Wise Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

Mr. Polinski also provides research and analytical support to other accounts. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Wise Fund or other accounts for which Mr. Polinski is responsible when his compensation is calculated may be equal or can vary.

For purposes of calculating the annual incentive amount, each account is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. The weighting assigned to the Wise Fund is greater than the weighting assigned to the other accounts or funds used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to account performance and any other factors as deemed relevant.

In addition, Mr. Polinski was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy, or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

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Federated Hermes (UK) LLP

Federated Hermes (UK) LLP (“Federated Hermes UK”), an affiliate of Federated, is a wholly owned subsidiary of Federated Hermes, Inc.  Federated Hermes UK, Federated, and other subsidiaries of Federated Hermes, Inc., advise various equity, fixed-income, alternative/private markets, multi-asset and liquidity management strategies and a range of separately managed account strategies which totaled approximately $704 billion in assets as of June 30, 2023.  Federated Hermes, Inc. was established in 1955 and is one of the largest investment managers in the United States with nearly 2,000 employees and provides investment products to more than 11,000 financial intermediaries and institutions. The Federated Hermes UK provides certain credit research and other services to Federated and certain other affiliates, and receives certain administrative services from its affiliate, Federated Advisory Services Company. There will be no separate fee charged to or payable by the Adviser or the Wise Fund, for the services provided by Federated Hermes UK or Federated Advisory Services Company to Federated in connection with its duties as the Wise Fund’s sub-adviser.

Mr. Mohammed Elmi assists Mr. Jamal Elbarmil, Mr. Ihab Salib and Mr. John Polinski in managing the Wise Fund. Mr. Elmi receives a market driven fixed based salary and a variable annual incentive based primarily on Investment Product Performance and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance.

The following provides information regarding other accounts managed by Mr. Elmi as of June 30, 2023:

Mohammed Elmi:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	2	$667.2	0	$0
Other Pooled Investment Vehicles	1	$28.2	0	$0
Other Accounts	0	$0	0	$0

Mohammed Elmi is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and is paid entirely in cash. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Wise Fund’s benchmark (i.e., ICE BofA 1-3 Year Gov/Corp Index) and versus the Wise Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

As noted above, Mr. Elmi is also the portfolio manager for other accounts in addition to the Wise Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Wise Fund or other accounts for which Mr. Elmi is responsible when his compensation is calculated may be equal or can vary.

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Wise Fund is greater than or equal to the weighting assigned to certain other accounts, used to determine IPP (but can be adjusted periodically). Additionally, a portion of Mr. Elmi’s IPP score is based on the performance of the accounts for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.

In addition, Mr. Elmi was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments,

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on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Wise Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Wise Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Wise Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). Federated and Federated Hermes UK have each adopted policies and procedures and have structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Wise Fund from being negatively affected as a result of any such potential conflicts.

Ownership. Dollar Range of equity securities of the respective Funds held by the portfolio managers as of June 30, 2023.

Name of Portfolio Manager	Dollar Range of Equity Securities in Azzad Ethical Fund	Dollar Range of Equity Securities in Azzad Wise Capital Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Portfolio Managers Within the Azzad Funds
Ihab Salib	None	None	None
John Polinski	None	None	None
Mohammed Elmi	None	None	None

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shareholders owning more than 25% of the shares of a Fund may be deemed to “control” a Fund as that term is defined under the Investment Company Act of 1940, as amended.

As of September 29, 2023, Charles Schwab & Co, Inc., 211 Main St. San Francisco, CA 94105, in aggregate, owned approximately 61% of the Azzad Ethical Fund. Persons controlling the Ethical Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the investment advisory agreement with the Adviser. As of September 29, 2023, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Azzad Ethical Fund.

As of September 29, 2023, the shareholders known by the Trust to own of record more than 5% of the outstanding shares of each Fund and the percentage of the outstanding shares owned on that date are listed below.

Azzad Ethical Fund

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%)
Charles Schwab & Co, Inc. 211 Main St. San Francisco, CA 94105	5,082,841	61%

As of September 29, 2023, Charles Schwab & Co, Inc., 211 Main St. San Francisco, CA 94105, in aggregate, owned approximately 77% of the Wise Fund. Persons controlling the Wise Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the investment advisory agreement with the Adviser. As of September 29, 2023, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Wise Fund.

As of September 29, 2023, the shareholders known by the Trust to own of record more than 5% of the outstanding shares of each Fund and the percentage of the outstanding shares owned on that date are listed below.

Azzad Wise Capital Fund

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percentage (%)
Charles Schwab & Co, Inc. 211 Main St. San Francisco, CA 94105	17,428,849	77%

CODE OF ETHICS

The 1940 Act and rules thereunder require that the Azzad Funds, its Adviser, and any sub-adviser each establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments

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and investment intentions of the Azzad Funds might take advantage of that knowledge for their own benefit. The Azzad Funds, its Adviser, and each Fund’s sub-adviser have adopted a Code of Ethics to meet those concerns and legal requirements. The Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of Azzad Funds from engaging in personal securities investing but regulates such personal securities investing by these employees as a part of the effort to detect and prevent conflicts of interest.

Personnel of the Adviser may invest in securities for their own account pursuant to a Code of Ethics which has been adopted by the Funds and the Adviser that sets forth all employees' fiduciary responsibilities regarding the Funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. Under the Code of Ethics, the Adviser's personnel may invest in securities, including securities that may be purchased or held by the Funds. For a free copy of the Adviser's Code of Ethics policy, call 888-862-9923.

Personnel of DIFA may invest in securities for their own account pursuant to a Code of Ethics. The Code of Ethics adopted by DIFA sets forth all employees’ fiduciary responsibilities regarding clients, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and violations of the Code involve significant sanctions including termination of employment. Under the Code of Ethics, DIFA’s personnel may invest in securities, including securities that may be purchased or held by the Azzad Ethical Fund.

Personnel of Federated and Federated Hermes UK may invest in securities for their own account pursuant to a Code of Ethics. The Code of Ethics adopted by Federated and Federated Hermes UK sets forth all employees’ fiduciary responsibilities regarding clients, establishes procedures for personal financial and outside business interests, conflicts, confidentiality, insider trading, fair dealing, and proper use of company assets. For example, employees are prohibited from transacting in equity securities of Federated and Federated Hermes UK during any “blackout periods” or “closed periods” imposed by Federated, and Federated Hermes UK or its affiliates. Violations of the Code of Ethics involve significant sanctions including termination of employment, and in some cases, civil and criminal liability. Under the Code of Ethics, each of Federated’s and Federated Hermes UK’s personnel may invest in securities, including securities that may be purchased or held by the Wise Fund.

ADMINISTRATOR

Azzad Asset Management, Inc. 3141 Fairview Park Drive, Suite 355, Falls Church, VA 22042 pursuant to an Administration Agreement with the Funds, administers the affairs of the Funds.

Pursuant to the Administration Agreement, the Adviser, subject to the overall supervision and review of the Board of Trustees of the Trust, provides administrative services to the Funds, provides the Funds with office space, facilities, and business equipment, and provides the services of executive and clerical personnel for administering the affairs of the Funds. The Administration Agreement provides for the Wise Fund and the Ethical Fund to each pay the Administrator an annual fee of $9,000. The Administration Agreement is terminable by the Board of Trustees of the Trust or the Administrator on ninety (90) days' written notice. The Agreement remained in effect for one year from the date of its initial execution and is subject to annual approval of the Board of Trustees, for one-year periods thereafter. The Agreement provides that in the absence of willful misconduct, bad faith, or negligence on the part of the Administrator, the Administrator shall not be liable for any loss arising out of or in connection with its actions thereunder.

Under the Administration Agreement, the Administrator provides all administrative services, including, without limitation: (i) provides overall day-to-day administrative functions, including coordination of administrative and professional services to the Funds by others, including the Funds’ Custodian; (ii) assisting the Funds’ counsel in preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectus and Statement of Additional Information, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and preparing reports to the Funds’ shareholders and the Securities and Exchange Commission; (iv) preparing agendas for meetings of the Board of Trustees; and (v) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and the Prospectus.

TRANSFER AGENT

Mutual Shareholder Services, LLC (MSS) of 8000 Towne Centre Drive, Suite 400, Broadview Heights, OH 44147, provides transfer agency, dividend disbursing, and accounting services to the Funds. MSS also is involved in preparing all filings under the securities or "Blue Sky" laws of such states or countries as are designated, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its shares under such laws.

CUSTODIAN

Huntington National Bank of 7 Easton Oval, Columbus, Ohio 43219, serves as custodian for the Funds’ cash and securities (the "Custodian"). The Custodian is responsible for maintaining and safeguarding the books and records of the Funds’ portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds.

SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The Funds have adopted Distribution and Service Plans (the "Plans"), which were reviewed and approved by a majority of the disinterested Trustees of the Trust, pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). The Rule provides that an investment company, which bears any direct or indirect expense of distributing its shares, must do so only in accordance with a plan permitted by the Rule. The Plans provide that the Funds may use their assets to finance certain expenses and costs incurred in connection with providing marketing and promotional support to the Funds, shareholder servicing and maintaining shareholder accounts, to compensate parties with

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which they have written agreements and whose clients own shares of the Funds for providing servicing to their clients ("shareholder servicing") and financial institutions with which they have written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to the Funds, which is subject to a maximum of 0.05% per annum of the Wise Fund's average daily net assets and subject to a maximum of 0.15% per annum of the Azzad Ethical Fund’s average daily net assets. Fees paid under the Plans may not be waived for individual shareholders.

Each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each may be effected and certain other matters pertaining to the Funds; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish quarterly and year-end statements and confirmations within five business days after activity in the account; transmit to shareholders of the Funds proxy statements, annual reports, updated prospectuses and other communications; receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of the Funds; and provide such other related services as either the Funds or a shareholder thereof may request.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Funds directly may impose charges, limitations, minimums, and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Funds directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

In accordance with the Rule, the Plans provide that all written agreements relating to the Plans must be in a form satisfactory to the Board of Trustees. In addition, the Plans require the Funds to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Funds pursuant to the Plans and identifying the distribution activities for which those expenditures were made for review by the Board of Trustees.

For the fiscal year ended June 30, 2023, the Ethical Fund paid $179,314 under its Plan for shareholder servicing and maintaining shareholder accounts under Rule 12b-1.

For the fiscal year ended June 30, 2023, the Wise Fund paid $108,320 under its Plan for shareholder servicing and maintaining shareholder accounts under Rule 12b-1.

Bashar Qasem, as an interested person of the Funds and the Adviser may be deemed to have a direct or indirect interest in the operation of the Plans.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

A Funds’ assets are invested by the Adviser in a manner consistent with its investment objective, policies, and restrictions and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds.

In placing orders for the purchase and sale of portfolio securities for the Funds, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved and other factors. In those instances, in which it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities.

While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, in accordance with Section 28(e) under the Securities and Exchange Act of 1934 ("1934 Act"), when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in

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the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the 1934 Act) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive brokerage and research services and other similar services from many broker-dealers with which the Adviser may place the Funds’ portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services, and personal computers utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to the Adviser and its affiliates in advising several of their clients (including the Funds), although not all these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because the Adviser and its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

Consistent with the Conduct Rules of the Financial Industry Regulatory Authority, and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for that Fund.

The table below shows the amount of aggregate brokerage commissions incurred by the Funds for the fiscal years ended June 30. The Adviser does not have an affiliated broker.

Azzad Ethical Fund

Fiscal Year	Aggregate Brokerage Commissions
2023	$2,367
2022	$3,670
2021	$3,238

Azzad Wise Capital Fund

Fiscal Year	Aggregate Brokerage Commissions
2023	$210
2022	$750
2021	$180

TAXATION

The Funds intend to qualify each year as a "regulated investment company" under Subchapter M of the Code. By so qualifying, the Funds will not incur federal income or state taxes on their net investment income and on net realized capital gains to the extent distributed as dividends to shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Funds’ level. To avoid the tax, the Funds must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from the Funds’ net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short-or long-term capital gains from the Funds but may be entitled to such a deduction in respect to distributions attributable to dividends received by the Funds. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Funds in October, November, or December of the year with a record date in such a month and paid by the Funds during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions paid by the Funds from net long-term capital gains (excess of long-term capital gains over long-term capital losses), if any, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time an investor has owned shares in the Funds. Distributions paid by the Funds from net short-term capital gains (excess of short-term capital gains over short-term capital losses), if any, whether received in cash or reinvested in additional shares are taxable as ordinary income. Capital gains distributions are made when the Funds realize net capital gains on sales of portfolio securities during the year.

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For taxable years beginning after December 31, 2013, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Any redemption of Fund shares is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares. Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may also be subject to state and local taxes.

Ordinarily, distributions and redemption proceeds paid to Fund shareholders are not subject to withholding of federal income tax. However, the Funds’ distributions and redemption proceeds are subject to tax withholding if a Fund’s shareholder fails to supply a Fund or its agent with the shareholder's taxpayer identification number or if a Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Funds after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Funds with appropriate certifications or other documentation concerning its status under FATCA.

The information above is only a summary of some of the tax considerations generally affecting the Funds and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Funds are a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax adviser.

PURCHASE OF SHARES

Fund shares may be purchased at the net asset value per share in proper form with accompanying check or other bank wire payment arrangements satisfactory to each Fund. The Wise Fund's minimum initial investment is $4,000; and $1,000 in the Ethical Fund. There is no minimum investment amount for brokerage accounts and investments made through a wirehouse. The minimum subsequent investment in the Wise Fund is $300 and $50 in the Ethical Fund, but there is no minimum subsequent investment for brokerage accounts and investments made through a wirehouse.

The Funds reserve the right in their sole discretion (i) to suspend the continued offering of a Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund’s shares.

DIVIDENDS AND DISTRIBUTIONS

Net investment income in Wise Fund, if any, is declared as dividends and paid monthly. Net investment income in Azzad Ethical Fund, if any, is declared as dividends and paid annually. Substantially all the realized net capital gains for the Ethical Fund, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration. Distributions are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

NET ASSET VALUE

The method for determining the Funds’ net asset value is summarized in the Prospectus in the text following the heading "How Your Share Price (NAV) is Determined." The net asset value of the Funds’ shares is determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Brokers, Dealers and Other Intermediaries. Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Funds will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such orders may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.

As stated above, the Funds have authorized certain dealers to accept on their behalf purchase and redemption orders. Such dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized dealer or such dealer’s authorized designee, accepts the order.

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Customer orders will be priced at the applicable Fund’s NAV next computed after they are accepted by an authorized dealer or such dealer’s designee.

The Funds strictly prohibit late day trading. Orders for purchases and sales must be placed on or before the close of the NYSE to receive that day’s share price. If an order is received after the close of the NYSE, the order is processed at the NAV next calculated on the following business day. In addition, all broker dealers and administrators are required by contract (and, in the case of broker dealers, by regulation) to only execute orders that are placed at or before the close of the NYSE. However, the Funds and their agents cannot ensure that orders transmitted to the Funds or their agents as orders received by the close of the NYSE on a given day were in fact received by the intermediary by that time.

REDEMPTION OF SHARES

Redemption of shares, or payment for redemptions, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by a Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

Shareholders who purchased shares through a third-party broker-dealer may also redeem such shares by written request to the Transfer Agent which shares are held by the Transfer Agent at the address set forth in the Prospectus. To be considered in "good order", written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, including either the social security or tax identification number. The request should be signed in the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees, and custodians. Redemption requests given by facsimile will not be accepted.

If you redeem shares through dealers or other financial institutions, they may charge you a fee when you redeem your shares. Once your shares are redeemed, the proceeds will normally be sent to you on the next business day. However, if making immediate payment could adversely affect the Funds, it may take up to seven calendar days.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company, 2617 Huntingdon Pike, Huntingdon Valley, PA 19006, is the Funds’ independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

OTHER INFORMATION

The Adviser has been continuously registered with the Securities and Exchange Commission (SEC) under the Advisers Act since August 21, 2000. The Trust has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Funds or the Adviser by the SEC. For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

ORGANIZATION

Wise Fund and the Ethical Fund are a series of Azzad Funds, an open-end diversified management investment company under the Investment Company Act of 1940. The Wise Fund began investment operations on April 6, 2010 (as Wise Capital Fund until November 1, 2011) and Ethical Fund began its investment operations on December 22, 2000 (as the Azzad Ethical Mid Cap Fund until November 1, 2011, and as the Azzad/Dow Jones Ethical Market Fund until December 16, 2003). The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are two series authorized and outstanding. Each series has only one class of shares.

Each share of each Fund has equal rights as to voting, redemption, dividends, and liquidation as the other shares of the Fund. There are no conversions, preemptive, or other subscription rights. The Board of Trustees has the right to establish additional series in the future, to change those series and to determine the preferences, voting powers, rights, and privileges thereof.

In the interest of economy and convenience, certificates representing shares purchased will not be ordinarily issued. The investor, however, will have the same rights of ownership with respect to such shares as if certificates had been issued.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Trust have the right to call a special meeting for any purpose.

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Under the Declaration of Trust of the Trust, the Trust or any series of the Trust (including either Fund) may be terminated at any time by the Trustees by written notice to the shareholders of the Trust, or such series as the case may be, without a vote of the shareholders of the Trust, or of such series, or the Trust or any series of the Trust may be terminated by the affirmative vote of the shareholders in accordance with provisions of the Declaration of Trust.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the Trust's obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

FINANCIAL STATEMENTS

The Funds’ financial statements are included in the Funds’ Annual Report for the fiscal year ended June 30, 2023, and are incorporated by reference in this Statement of Additional Information. They can be obtained free of charge by calling the Funds’ transfer agent at 888-350-3369.

PROXY VOTING PROCEDURES

The Board of Trustees for the Funds has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Funds’ Adviser, Azzad Asset Management, Inc. The Adviser will vote such proxies in accordance with its proxy policies and procedures. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each issue, the Adviser shall be guided by its proxy voting guidelines. These guidelines will be reviewed annually, updated and changed as needed. To obtain a copy of the proxy voting guidelines for the Funds, please contact the Adviser by writing to Azzad Asset Management, Inc. Attention: Proxy Voting Guidelines, 3141 Fairview Park Dr. Suite 355 Falls Church, VA 22042. The Funds are required to file a Form N-PX, with the Funds’ complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Funds will be available without charge, upon request, by calling toll-free 888-350-3369. The information is also available on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which are sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which are filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must also provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Funds, upon request, free of charge.

The Funds release portfolio holdings to third party servicing agents daily in order for those parties to perform their duties on behalf of the Funds. These third-party servicing agents include the Adviser, Federated, Federated Hermes UK, DIFA, Transfer Agent, Fund Accounting Agent, Administrator, and Custodian. Additionally, the Funds may release portfolio holdings to third party rating agencies and data reporting platforms on a periodic basis. The Funds also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. This information is disclosed to third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), or (iv) understandings or expectations between the parties that the information will be kept confidential.

Except as described above, the Funds are prohibited from entering into any arrangements with any person to make available information about the Funds’ portfolio holdings without the specific approval of the Board of Trustees. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Funds’ portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of the Funds’ shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, is prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Funds’ portfolio holdings.

ANTI-MONEY LAUNDERING COMPLIANCE

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from investors to verify their identities and will request a copy of their driver's licenses (or a similar picture identification document). If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account, or to transfer monies received to establish a new account, transfer an existing account, or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

PART C -- OTHER INFORMATION

ITEM 28: EXHIBITS:

(a)	Declaration of Trust of Registrant. Incorporated by reference from Registrant's initial registration statement filed electronically on January 22, 1997.

(a)(1)	Amendment to Declaration of Trust of Registrant. Incorporated by reference from Post-Effective Amendment No. 4 to the Registrant's registration statement, filed electronically on November 5, 2001.

(a)(2)	Amendment Number 4 to Declaration of Trust of Registrant is incorporated by reference from Post-Effective Amendment No. 13 to the Registrant's registration statement, filed electronically on October 17, 2008.

(b)	Bylaws of Registrant. Incorporated by reference from Pre-Effective Amendment No. 3 to the Registrant's registration statement, filed electronically on June 21, 2000.

(c)	Instruments Defining Rights of Security Holders. None other than the Declaration of Trust and the Bylaws.

(d)	Investment Advisory Contracts

(d)(1)	Azzad Ethical Fund: Investment Advisory Agreement between Registrant and Azzad Asset Management, Inc., filed herewith.

(d)(2)	Azzad Wise Capital Fund: Investment Advisory Agreement between Registrant and Azzad Asset Management, Inc. filed herewith.

(d)(3)	Azzad Wise Capital Fund Expenses Agreement, filed herewith.

(d)(4)	Azzad Ethical Fund Expenses Agreement, filed herewith.

(d)(5) Azzad Ethical Fund Subadvisory Agreement between Azzad Asset Management and Ivy Investment Management Company is incorporated by reference from Post-Effective Amendment No. 44 to the Registrant's registration statement, filed electronically on October 28, 2020.

(d)(6)	Azzad Wise Capital Fund: Subadvisory Agreement between Azzad Asset Management and Federated Investment Management, filed herewith.

(d)(7)	Azzad Wise Capital Fund: Sub-Subadvisory Agreement among Federated Investment Management Company, Federated Hermes (UK) LLP and Azzad Asset Management, Inc. filed herewith.

(d)(8)	Azzad Ethical Fund: Sub-Advisory Agreement between Delaware Investments Fund Advisers and Azzad Asset Management, Inc., filed herewith.

(e)	Underwriting Contracts. None

(f)	Bonus of Profit Sharing Contracts. None.

(g)	Custodian Agreement.

(g)(1)	Form of Custodian Agreement between Registrant and Huntington National Bank as to the Azzad Ethical Fund incorporated by reference from Post-Effective Amendment No. 11 to the Registrant's registration statement, filed electronically on October 31, 2007.

(g)(2)	Form of Custodian Agreement between Registrant and Huntington National Bank as to the Azzad Wise Capital Fund is incorporated by reference from Post-Effective Amendment No. 13 to the Registrant's registration statement, filed electronically on October 17, 2008.

(h)	Other Material Contracts

(h)(1)	Transfer Agent Agreement between Registrant and Mutual Shareholder Services incorporated by reference from Post-Effective Amendment No. 14 to the Registrant's registration statement, filed electronically on October 30, 2008.

(h)(2)	Administration Agreement between Registrant and Azzad Asset, filed herewith.

(h)(3)	Accounting Services Agreement between Registrant and Mutual Shareholder Services incorporated by reference from Post-Effective Amendment No. 14 to the Registrant's registration statement, filed electronically on October 30, 2008.

(i)	Legal Opinion.

(i)(1)	Opinion of Thompson Hine LLP as to the Azzad Ethical Fund and the Azzad Wise Capital Fund is incorporated by reference from Post-Effective Amendment No. 13 to the Registrant's registration statement, filed electronically on October 17, 2008.

(i)(2)	Consent of Thompson Hine LLP filed herewith.

(j)	Other Opinions. Consent of independent registered public accounting firm filed herewith.

(k)	Omitted Financial Statement. None.

(l)	Initial Capital Agreements

(l)(1)	Subscription Agreements are incorporated by reference from Pre-Effective Amendment No. 3 to the Registrant's registration statement, filed electronically on June 21, 2000.

(m)	Rule 12b-1 Plan

(m)(1)	Amended and Restated Distribution Plan for the Funds is incorporated by reference from Post-Effective Amendment No. 44 to the Registrant's registration statement, filed electronically on October 28, 2020.

(n)	Not Applicable.

(o)	Not Applicable.

(p)	Codes of Ethics

(p)(1)	Registrant's Code of Ethics and Reporting Requirements is incorporated by reference from Pre-Effective Amendment No. 3 to the Registrant's registration statement, filed electronically on June 21, 2000.

(p)(2)	Code of Ethics of Azzad Asset Management, Inc., is incorporated by reference from Post-Effective Amendment No. 28 to the Registrant’s registration statement, filed electronically on October 28, 2019.

(p)(3)	Code of Ethics of Federated Investment Management is incorporated by reference from Post-Effective Amendment No. 47 to the Registrant's registration statement, filed electronically on October 27, 2022.

(p)(4)	Code of Ethics of Ivy Investment Management Company is incorporated by reference from Post-Effective Amendment No. 44 to the Registrant's registration statement, filed electronically on October 28, 2020.

(p)(5)	Code of Ethics of Federated Hermes (UK) LLP is incorporated by reference from Post-Effective Amendment No. 47 to the Registrant's registration statement, filed electronically on October 27, 2022.

(p)(6)	Code of Ethics of Delaware Investments Fund Advisers is incorporated by reference from Post-Effective Amendment No. 47 to the Registrant's registration statement, filed electronically on October 29, 2021.

(q)       Power of Attorney for each trustee, is incorporated by reference from Post-Effective Amendment No. 28 to the Registrant’s registration statement, filed electronically on October 26, 2015. Power of Attorney, dated January 15, 2021 for Ingram Damani and dated January 16, 2021 for Umbereen Ahmed are incorporated by reference from Post-Effective Amendment No. 44 to the Registrant's registration statement, filed electronically on October 28, 2020.

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable

ITEM 30.  INDEMNIFICATION

(a)  Section 4 of Article XII of Registrant's  Declaration  of Trust provides as follows: Subject to the  exceptions  and  limitations  contained  in this Section 4, every person who is, or has been, a Trustee,  officer,  employee or agent of the Trust,  including  persons who serve at the  request of the Trust as  directors, trustees, officers,  employees or agents of another  organization  in which the Trust has an  interest as a  shareholder,  creditor  or  otherwise (hereinafter referred to as a "COVERED  PERSON"),  shall be  indemnified  by the Trust to the fullest  extent  permitted  by law against  liability  and against all  expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee,  director,  officer,  employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

               (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

               (c) in  the  event  of a  settlement  or  other  disposition  not involving a final  adjudication  (as provided in paragraph (a) or(b)) and resulting in a payment by a Covered Person, unless there has been either a determination  that such Covered Person did not engage in willful  misfeasance,  bad faith,  gross  negligence or reckless  disregard of the duties  involved in the conduct of his office by the court or other body  approving  the  settlement  or other  disposition  or a  reasonable  determination,  based  on a review  of  readily   available  facts  (as  opposed  to  a  full trial-type inquiry), that he did not engage in such conduct:

                 (i) by a vote of a majority of the Disinterested Trustees acting on the matter (PROVIDED that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, PROVIDED that either:

(a)  such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (PROVIDED that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an

Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim,” “action,” “suit” or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including   appeals), actual or threatened; and the word “liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  Pursuant  to  the  Investment   Advisory  Agreements  between  Azzad  Asset Management,  Inc. and Azzad Funds,  each party to each of the agreements is obligated  to  indemnify   and  hold  harmless  the  other  party  and  the shareholders, directors,  trustees,  officers  and  employees of the other party  (any  such  person,  an "Indemnified   Party")  against  any  loss, liability,  claim,  damage or expenses  (including the  reasonable  cost of investigating and defending any alleged loss,  liability, claim, damage or expenses and  reasonable  counsel fees  incurred in  connection  therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under the applicable agreement;  provided,  however, that nothing is deemed to protect any Indemnified Party against any liability to which such Indemnified   Party  would  otherwise  be  subject  by reason  of  willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless  disregard of  obligations  and duties  under the applicable agreement.

(c)  The Registrant may maintain a standard mutual fund and investment advisory professional and directors’ and officers’ liability policy.  The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others.  Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling  person of the Registrant in the successful  defense of any action, suit or proceeding) is asserted by such officer,  trustee or controlling person in connection with the securities being registered,  the Registrant  will,  unless in the opinion of its counsel the matter has been settled  by  controlling precedent,  submit  to  a  court  of  appropriate jurisdiction the question of whether such  indemnification by it is against public  policy as  expressed  in the Act and will be  governed by the final adjudication of such issue.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The following table sets forth any other business, profession, vocation or employment of a substantial nature in which any director or officer of Azzad Asset Management, Inc., the investment adviser of the Azzad Ethical Fund and the Azzad Wise Capital Fund, has engaged during the last two years for his own account or in the capacity of director, officer, employee, partner or trustee. The address of Azzad Asset Management, Inc. is 3141 Fairview Park Drive, Suite 355, Falls Church, VA 22042.

Name and Address	Management, Inc.	Other Businesses
Bashar Qasem	President, Chief Executive
3141 Fairview Park Drive	Officer, Director
Suite 355
Falls Church, VA 22042

ITEM 32.  PRINCIPAL UNDERWRITERS

     (a)  Not applicable.

     (b) Not applicable.

     (c)  Not applicable.

ITEM 33.  LOCATION OF ACCOUNTS AND RECORDS

Azzad Asset Management, Inc., 3141 Fairview Park Drive, Suite 355, Falls Church, VA 22042, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of Azzad Asset Management, Inc.

Federated Investment Management Company, 1001 Liberty Avenue, Pittsburgh, PA, 15222 maintains all the required records in its capacity as Subadviser to the Azzad Wise Capital Fund.

Delaware Investments Fund Advisers, 610 Market Street, Philadelphia, PA 19106 maintains all the required records in its capacity as Subadviser to the Azzad Ethical Fund.

Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 maintains all the required records in its capacity as transfer and dividend paying agent for the Registrant.

Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, maintains any other required records not maintained by Azzad Asset Management, Inc. or Mutual Shareholder Services as to the Azzad Ethical Fund and the Azzad Wise Capital Fund

ITEM 34.  MANAGEMENT SERVICES

Not applicable.

ITEM 35.  UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Falls Church, State of Virginia, on October 30, 2023.

AZZAD FUNDS

By: /s/ Bashar Qasem

Bashar Qasem, President

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Bashar Qasem	Trustee, Treasurer (Principal Financial Officer) and
Bashar Qasem	President (Principal Executive Officer)	October 30, 2023

/s/ Syed K. Raheemullah*	Trustee
Syed K. Raheemullah

/s/ Damani Ingram*	Trustee
Damani Ingram

/s/ Umbereen Ahmed*	Trustee
Umbereen Ahmed

*By: /s/ Bashar Qasem
(Bashar Qasem, Attorney-in-Fact)

Index

Exhibits Filed

(i)(2) Consent of Thompson Hine LLP

(j)       Consent of Sanville & Company

(d)(1) Azzad Ethical Fund Investment Advisory Agreement

(d)(2) Azzad Wise Capital Fund Investment Advisory Agreement

(d)(3) Azzad Wise Capital Fund Expenses Agreement

(d)(4) Azzad Wise Capital Fund Expenses Agreement

(d)(6) Azzad Wise Capital Fund Subadvisory Agreement

(d)(7) Azzad Wise Capital Fund Sub-Subadvisory Agreement

(d)(8) Azzad Ethical Fund Subadvisory Agreement

(h)(2) Administration Agreement